                                  THE STRONG
                                  ----------
                                    INCOME
                                     FUNDS

===============================================================================
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
===============================================================================

                   [PHOTO OF STRONG CAPITAL MANAGEMENT, INC.]



                        THE STRONG CORPORATE BOND FUND

                     THE STRONG GOVERNMENT SECURITIES FUND

                        THE STRONG HIGH-YIELD BOND FUND

                        THE STRONG SHORT-TERM BOND FUND

                  THE STRONG SHORT-TERM HIGH YIELD BOND FUND




                                 [STRONG LOGO]
                                 STRONG FUNDS

-------------------------------------------------------------------------------





           PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                          STRONG CORPORATE BOND FUND

                       STRONG GOVERNMENT SECURITIES FUND

                          STRONG HIGH-YIELD BOND FUND

                          STRONG SHORT-TERM BOND FUND

                    STRONG SHORT-TERM HIGH YIELD BOND FUND


               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 1998

STRONG CORPORATE BOND FUND. Effective immediately, Mr. Ivor E. Schucking joins Mr. Jeffrey A. Koch and Mr. John T. Bender as a co-manager of the Strong Corporate Bond Fund. Mr. Schucking joined Strong Capital Management, Inc. ("Advisor") in January 1996 as a senior research analyst. Before joining the Advisor, Mr. Schucking spent seven years at Pacific Investment Management Company, where he was a credit analyst. From August 1986 until October 1988, Mr. Schucking acted as a tax consultant for Price Waterhouse. Mr. Schucking received his B.S. degree in Economics and International Business from New York University in 1986 and his M.B.A. in Finance and International Business from New York University in 1991.

STRONG HIGH-YIELD BOND AND STRONG SHORT-TERM HIGH YIELD BOND FUNDS. Effective immediately, Mr. Thomas M. Price joins Mr. Jeffrey A. Koch as a co-manager of the Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond Fund. Mr. Price joined the Advisor in April 1996 as a research analyst. Prior to joining the Advisor, Mr. Price served at Northwestern Mutual Life Insurance as a high-yield bond analyst. From June 1989 to June 1991, Mr. Price served Houlihan, Lokey, Howard & Zukin as a financial analyst. Mr. Price received his B.B.A. degree in Finance from the University of Michigan and his Masters of Management in Finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.


           The date of this Prospectus Supplement is May 15, 1998.

                                  THE STRONG
                                  ----------
                                    INCOME
                                     FUNDS

-------------------------------------------------------------------------------
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Corporate Bond Fund...........................................2
     The Strong Government Securities Fund....................................4
     The Strong High-Yield Bond Fund..........................................6
     The Strong Short-Term Bond Fund..........................................8
     The Strong Short-Term High Yield Bond Fund..............................10

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Corporate Bond Fund......................................12
         The Strong Government Securities Fund...............................14
         The Strong High-Yield Bond Fund.....................................16
         The Strong Short-Term Bond Fund.....................................19
         The Strong Short-Term High Yield Bond Fund..........................23
     Statements of Assets and Liabilities....................................25
     Statements of Operations................................................26
     Statements of Changes in Net Assets.....................................27
     Notes to Financial Statements...........................................29

FINANCIAL HIGHLIGHTS.........................................................32

==============================
THE STRONG CORPORATE BOND FUND
==============================

WE ADDED VALUE TO THE PORTFOLIO BY AVOIDING THE PROBLEM AREAS IN THE CORPORATE MARKET AND EMPHASIZING SOME OF THE INDUSTRIES AND CREDIT RATINGS THAT HAVE PERFORMED WELL.

For the six month period ended 4-30-98, the Strong Corporate Bond Fund produced a total return of 4.66% compared to 3.71% for the Lipper Corporate Debt Funds BBB Rated Index. For the past 12 months the Fund's total return was 13.06% compared to 11.47% for the Lipper Index.

======================================================
                    ASSET ALLOCATION
======================================================
            Based on net assets as of 4-30-98
[PIE CHART]

Corporate Bonds                                  82.1%
Non-Agency Mortgage- and Asset-Backed Securities  8.9%
Preferred Stocks                                  4.2%
Short-Term Investments                            2.9%
U.S. Government and Agency Issues                 1.2%
Convertible Securities                            0.7%

The Fund's asset allocation does not reflect any
futures positions held by the Fund.
======================================================

The Fund's performance was achieved by maintaining a fairly stable average maturity and duration. We credit this performance to proper emphasis and de-emphasis of certain sectors and careful issue selection. We also made modest changes in the mix of maturities along the yield curve.

=========================================
         PORTFOLIO STATISTICS
=========================================
            As of 4-30-98

30-DAY ANNUALIZED YIELD(1)     6.54%

       AVERAGE MATURITY(2)     12.5 YEARS

 AVERAGE QUALITY RATING(3)     BBB
=========================================

STABLE INTEREST RATES DEFINED MARKET CONDITIONS
The past six months produced a generally stable interest rate environment with modest declines in rates across the yield curve. The Federal Reserve maintained a steady 5.5% Federal Funds rate throughout the period. Although interest rates changed little, there were periods of market volatility as a result of the unfolding economic trauma in Southeast Asia.

Likewise, there was little change in the average pricing of corporate bonds versus treasuries over the period. For example, the average ten-year BBB corporate bond was priced at a spread (off ten-year treasuries) of 84 basis points in yield at the end of April versus 79 basis points in October.

However, this modest change in "average pricing" masks some dramatic divergences in "individual pricing" and, thus, performance across industries and credit ratings. In the past six months, BBB Yankee corporate issues underperformed comparable treasuries by more than a full percentage point in total return, while BBB media and telecommunications bonds outperformed comparable treasuries by more than two full percentage points of total return. Yankee bonds are U.S. dollar-denominated securities issued by foreign governments and corporations to the U.S. market.

PORTFOLIO STRATEGY DURING THE PAST SIX MONTHS
We added value to the portfolio by avoiding the problem areas in the corporate market and emphasizing some of the industries and credit ratings that have performed well.

For example, Yankee bonds represent 19.5% of the U.S. investment grade corporate bond market. The bonds of Southeast Asian issuers, in particular, came under meaningful pricing pressure at the end of 1997 as the market became increasingly pessimistic about the prospects for these economies.

At the beginning of the past 6-month period, the Fund held less than 1% of assets in Southeast Asian corporates, with $5 million invested in Hutchison Whampoa. Then in January, we took advantage of the price weakness and added modestly to our position with purchases in Korea. As of April 30th, 1998, the Southeast Asian Yankees were 1.4% of the Fund.

                                               ================================
                                                         LIPPER TOTAL
                                                       RETURN RANKINGS(1)
                                               ================================
                                                         As of 4-30-98

                                                         1-YEAR      #17 OF 98

                                                         3-YEAR      #8 OF 60

                                                         5-YEAR      #3 OF 36

                                                        10-YEAR      #17 OF 18

                                                SINCE INCEPTION(4)   #5 OF 14

                                                  Category: Corporate Debt BBB
                                                   Rated Funds. Rankings are
                                                historical and do not represent
                                               future results. Source of Lipper
                                                 rankings is Lipper Analytical
                                                        Services, Inc.
                                               ================================

Our view is that the underlying fundamentals of many of these economies will get worse before they get better. However, the potential for financial calamity appears to have been minimized by the many changes aimed at improving fiscal policy that have been implemented since late last year. Current prices reflect a healthy amount of pessimism and, consequently, some careful investment is warranted--but our commitment remains modest. While Southeast Asia remains a very small part of what we are doing in the Corporate Bond Fund, we feel that a discussion is warranted because it is a part of the marketplace which has commanded considerable attention in recent months.

On a more positive note, we're pleased to report that our investments in the airlines, bank and finance, media, and telecommunications categories generally did very well over the past six months. We experienced ratings upgrades in a variety of credit ratings held in the portfolio, including Homeside Inc. and Northwest Airlines.

We are very encouraged by the current environment for fixed-income investing. Absent are the broad, powerful interest-rate trends (both up and down) which characterized the first half of the 1990's, and so is the volatility which accompanied them. Real (inflation-adjusted) interest rates are high, and we believe there is ample opportunity to add value to the portfolio through industry and credit-rating selection.

Thank you for investing in the Strong Corporate Bond Fund. We look forward to earning your continued confidence.

Sincerely,

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ John T. Bender
John T. Bender
Portfolio Co-managers

[PHOTO OF JEFFREY A. KOCH AND JOHN T. BENDER]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-12-85 to 4-30-98
[GRAPH]

             THE STRONG          Lehman Brothers        Lipper Corporate
           CORPORATE BOND         Corporate BAA            Debts Funds
                FUND               Bond Index*          BBB Rated Index*
11-85          10,000                10,000                  10,000
12-85          10,300                10,162                  10,184
12-87          13,997                12,323                  11,882
12-89          15,800                15,521                  14,342
12-91          17,013                19,497                  17,909
12-93          21,732                24,087                  21,839
12-95          26,892                28,617                  25,052
12-97          31,752                33,072                  28,660
 4-98          32,511                33,700                  29,272

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Corporate BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985.

                                                     ==========================
                                                            AVERAGE ANNUAL
                                                           TOTAL RETURNS(5)
                                                     ==========================
                                                            As of 4-30-98

                                                              1-YEAR     13.06%

                                                              5-YEAR     10.40%

                                                             10-YEAR      8.13%

                                                     SINCE INCEPTION      9.99%
                                                       (on 12-12-85)
                                                     ==========================
-------------------------------------------------------------------------------

* The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated Baa by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor' s Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 The since-inception ranking is based on performance from 12-31-85 to 4-30-98.

5 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=====================================
THE STRONG GOVERNMENT SECURITIES FUND
=====================================


THE LARGEST CHANGE IN THE PORTFOLIO OVER THE PAST HALF YEAR HAS BEEN TO SHIFT THE MATURITY MIX IN FAVOR OF INTERMEDIATE BONDS RATHER THAN COMBINING LONG AND SHORT BONDS...

For the six-month period ended April 30, 1998, the Strong Government Securities Fund produced a total return of 3.45% compared to 3.03% for the Lipper General U.S. Government Funds Index. For the past 12 months, the Fund's total return was 10.29% compared to 9.94% for the Lipper Index.(4)

============================================
              ASSET ALLOCATION
============================================
     Based on net assets as of 4-30-98
[PIE CHART]

U.S. Government and Agency Issues     88.9%
Corporate Bonds                        7.4%
Preferred Stocks                       2.0%
Short-Term Investments                 1.0%
Municipal Bonds                        0.4%
Non-Agency Mortgage-Backed Securities  0.3%

The Fund's asset allocation does not reflect
any futures positions held by the Fund. U.S.
Government and Agency issues include
short-term government issues.
============================================

The Fund's performance was achieved by maintaining a fairly stable average maturity and duration, while making modest changes in the mix of maturities in the portfolio.

======================================
         PORTFOLIO STATISTICS
======================================
            As of 4-30-98

30-DAY ANNUALIZED YIELD(1)   5.66%

       AVERAGE MATURITY(2)   7.9 YEARS

 AVERAGE QUALITY RATING(3)   AAA
======================================

KEY INVESTMENT CONSIDERATIONS: STABLE U.S.INTEREST RATES AND VOLATILE ASIAN ECONOMIES
The past six months were characterized by a modest decline in market interest rates and a consequent increase in the prices of most bonds. This occurred against a backdrop of no change in monetary policy by the Federal Reserve, which left the Federal Funds rate stable at 5.5%. While market interest rates overall changed very little during the past six months, there were periods of disquiet in the market. These periods of heightened market volatility generally coincided with rapid changes in the condition of economies in Southeast Asia and the resulting policy responses.

A SPECIAL WORD ABOUT ASIA
Events in Asia have in recent months had a meaningful effect on the trading and pricing of financial assets around the globe and we believe that this will be the case for the foreseeable future. The problems in many of these economies are large and may take years to resolve. The path toward resolution appears to be underway in most affected economies and will likely proceed without financial calamity or political upheaval. Since World War II, year-to-year changes in U.S. foreign trade have generally added to, or subtracted from, the rate of economic growth by no more than 1%. We would expect the effects of the Asian slowdown on U.S. economic growth to be broadly consistent with this past experience. As of this writing, April 30, 1998, the direct measured effects have been modest but noticeable in the trade dependent sectors of the U.S. economy against a backdrop of generally strong growth with very subdued inflation. We are optimistic that these conditions will continue for the foreseeable future.

OUR PAST AND FUTURE PORTFOLIO STRATEGY
Recent market conditions have not produced large capital gains in bonds from declining interest rates, but nonetheless have provided a great environment for fixed income investors. Real, or inflation-adjusted, yields are high by historical standards and the ebb and flow of a dynamic economy have provided us with opportunities to add value at the sector, sub-sector and issue selection levels of decision-making.

                                 ==============================================
                                                    LIPPER TOTAL
                                                 RETURN RANKINGS(1)
                                 ==============================================
                                                   As of 4-30-98

                                             1-YEAR                  #69 OF 179

                                             3-YEAR                  #22 OF 148

                                             5-YEAR                  #7 OF 92

                                            10-YEAR                  #2 OF 53

                                 SINCE INCEPTION(4)                  #1 OF 39

                                    Category: General U.S. Government Funds.
                                  Rankings are historical and do not represent
                                  future results. Source of Lipper rankings is
                                        Lipper Analytical Services, Inc.
                                 ==============================================

The largest change in the portfolio over the past half year has been to shift the maturity mix in favor of intermediate bonds rather than combining long and short bonds to achieve the desired duration or interest rate sensitivity. This change reflects our view that the process of converging short and long term interest rates is largely complete.

With two-year treasuries yielding just eight basis points less than ten-year treasuries, the yield curve is almost flat and we do not foresee conditions which would push short-term interest rates above long-term rates.

The past few years we have maintained a commitment to U.S. treasuries and agencies of slightly more than 80%, with the balance of the Fund invested in investment grade corporate bonds. We have recently moved this up to 90%. This change reflects our desire to manage this Fund well within the boundaries of what defines a government securities fund.

Thank you for investing in the Strong Government Securities Fund. We look forward to earning your continued confidence.

Sincerely,

/s/ Bradley C. Tank
Bradley C. Tank


/s/ John T. Bender
John T. Bender
Portfolio Co-managers

[PHOTO OF BRADLEY C. TANK AND JOHN T. BENDER]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-29-86 to 4-30-98
[GRAPH]
                   THE STRONG        Lehman Brothers       Lipper General
                   GOVERNMENT         Aggregate Bond      U.S. Government
                 SECURITIES FUND          Index*             Fund Index*
      9-86            10,000              10,000               10,000
     12-86            10,218              10,188               10,171
     12-88            11,683              11,294               10,903
     12-90            13,953              14,092               13,239
     12-92            17,781              17,557               16,102
     12-94            19,364              18,706               16,615
     12-96            23,873              22,963               19,820
      4-98            26,560              25,706               21,925

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.

                                             ==================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(5)
                                             ==================================
                                                         As of 4-30-98

                                                      1-YEAR             10.29%

                                                      3-YEAR              8.57%

                                                      5-YEAR              7.00%

                                             SINCE INCEPTION              8.86%
                                               (on 10-29-86)
                                             ==================================
-------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. Government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 The since-inception ranking is based on performance from 10-31-86 to 4-30-98.

5 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

===============================
THE STRONG HIGH-YIELD BOND FUND
===============================


ONCE WE FORMULATE AN OPINION ON THESE MACRO-ECONOMIC FACTORS, WE POSITION THE PORTFOLIO TO BENEFIT FROM THE REALIZATION OF OUR FORECAST.

========================================================
                   ASSET ALLOCATION
========================================================
          Based on net assets as of 4-30-98

                  QUALITY BREAKDOWN
[PIE CHART]

B-Rated Bonds                                      46.5%
BB-Rated Bonds                                     22.9%
Unrated                                            12.8%
Stocks                                              9.8%
Short-Term Investments                              5.2%
Investment Grade Bonds                              1.6%
CCC-Rated Bonds                                     1.2%

                  SECTOR BREAKDOWN
[PIE CHART]

Corporate Bonds                                    81.3%
Stocks                                              9.4%
Short-Term Investments                              5.2%
Non-Agency Mortgage- and Asset-Backed Securities    2.5%
Convertible Securities                              1.6%

The Fund's asset allocation does not reflect any futures
positions held by the Fund.
========================================================

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium and lower quality corporate debt obligations.

Total return for the six month period ended April 30, 1998 was 8.41%(1) compared to 5.68% for our benchmark, the Lehman Brothers High-Yield Bond Index. Total return for the last twelve-month period ending April 30, 1998 was 18.59% compared to 14.51% for the Lehman Brothers High Yield Bond Index and 16.79% for the Lipper High Current Yield Funds Index.

========================================
       PORTFOLIO STATISTICS
========================================
           As of 4-30-98

30-DAY ANNUALIZED YIELD(1)     8.41%

       AVERAGE MATURITY(2)     7.7 YEARS

 AVERAGE QUALITY RATING(3)     B
========================================

A LOOK BACK AT THE MARKETS
For the past six months, we and others in the financial community have spent a great deal of time trying to determine the ultimate impact of the Asian financial and economic crisis that unfolded during the last quarter of 1997. Financial markets initially feared the worst. The sell-off in world equity markets was swift and severe. Interest rates headed lower as world economic growth seemed poised to slow and commodity prices began to plunge. High yield bonds, sensitive to the trend in economic growth, also traded lower. Although both the high yield market and the stock market quickly recovered most of their initial decline, the next few months were marked by volatility and uncertainty.

===================================
           LIPPER TOTAL
         RETURN RANKING(1)
===================================
           As of 4-30-98

1-YEAR                   #50 OF 203

Category: High Current Yield Funds.
Rankings are historical and do not
represent future results. Source of
     Lipper rankings is Lipper
     Analytical Services, Inc.
===================================

Most market participants struggled to adjust their forecasts for U.S. economic growth to account for the implications of the Asian crisis. And while there was a great deal of debate on the outlook for economic growth, it became clear that over the near term, inflation was headed lower and the Federal Reserve would leave interest rates unchanged.

As time progressed, the economy showed few signs of being sidetracked. This backdrop of lower inflation and stable to declining interest rates created the conditions for a strong rally in equity prices during the first few months of 1998. In fact, the economy performed so well that as we close the month of April, markets are now struggling to assess the likelihood of an increase in interest rates by the Federal Reserve.

As we discussed in our annual report for the period ending October 31, 1997, our view has been that the economy will continue to grow at a relatively healthy pace, although somewhat subdued from the levels of 1997. Our view continues to be one of cautious optimism. We believe that economic growth will likely subside to more sustainable levels in the second and third quarters of this year. Inflation has remained remarkably low and we believe it is not likely to rise appreciably from here. As a result, we expect that the interest rate environment should remain relatively stable over the near term.

OUR TOP-DOWN INVESTMENT APPROACH WAS ON TARGET
As can be gleaned from the above discussion, our approach to investing in the high yield market begins with a top-down review of macroeconomic factors likely to influence both the real economy and financial asset prices. Among others, these factors include worldwide economic growth, inflation, interest rates, monetary policy, fiscal policy and governmental regulation. Once we formulate an opinion on these macro-economic factors, we position the portfolio to benefit from the realization of our forecast. The portfolio's duration, rating quality, industry allocation and even issue selection are all consistent with this top-down macroeconomic review.

Because the success of an investment in any high yield bond is ultimately a result of the issuer's creditworthiness, our research analysts rigorously examine the fundamentals of all of the securities in which we invest. An example of this process at work is our investment in Bay View Capital Corporation, one of the largest positions in the Fund. Bay View, at $5.5 billion in assets, is the largest independent thrift headquartered in the San Francisco area. It is a turnaround story, as new management that arrived in 1995 transformed an under-performing thrift into an institution more reflective of a bank. Bay View has a low risk business profile with high quality assets and a very clean balance sheet.

It is benefiting from California's strong recovery and has produced steadily improving credit fundamentals since new management took over. In addition, the California market is undergoing tremendous consolidation activity. This consolidation should benefit Bay View as it is a logical acquisition candidate due to its strong core deposit franchise.

Qwest Communications is another large position in the Fund. Qwest is building a state-of-the-art, nationwide fiber optic network and is benefiting from the increased demand for fiber capacity driven by the increase in internet traffic. Qwest's network is better positioned to carry the traffic than the outdated networks of the existing long distance carriers. Along with strong underlying credit fundamentals, Qwest's bonds recently appreciated with the pending acquisition by Qwest of LCI International, an investment grade rated company, which will further improve Qwest's financial condition.

We encourage investors to consider high yield bonds as part of their long-term investment strategy. High yield bonds can be an attractive asset class by themselves and are especially attractive as part of a well-diversified portfolio. Please remember that because this Fund invests primarily in non-investment grade bonds (sometimes called junk bonds), it is subject to greater share-price volatility than a fund that invests primarily in investment grade bonds.

We thank you for your investment in the Strong High-Yield Bond Fund and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager


[PHOTO OF JEFFREY A. KOCH]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-28-95 to 4-30-98
[GRAPH]

                         THE STRONG     Lehman Brothers      Lipper High
                         HIGH-YIELD     High-Yield Bond     Current Yield
                          BOND FUND          Index*          Funds Index*
     11-95                 10,000           10,000              10,000
     12-95                 10,031           10,015              10,015
      6-96                 11,425           10,361              10,436
     12-96                 12,724           11,152              11,282
      6-97                 13,607           11,800              11,922
     12-97                 14,758           12,575              12,739
      4-98                 15,476           13,048              13,342

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.

                                             ==================================
                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS(4)
                                             ==================================
                                                        As of 4-30-98

                                                      1-YEAR             18.59%

                                             SINCE INCEPTION             20.47%
                                               (on 12-28-95)
                                             ==================================
-------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

===============================
THE STRONG SHORT-TERM BOND FUND
===============================


WITHIN THE CORPORATE MARKET, OUR INVESTMENTS IN THE AIRLINES, BANK AND FINANCE, AND TELECOMMUNICATIONS CATEGORIES DID PARTICULARLY WELL...

=======================================================
                    ASSET ALLOCATION
=======================================================
           Based on net assets as of 4-30-98
[PIE CHART]

Corporate Bonds                                   55.7%
U.S. Government and Agency Issues                 17.9%
Non-Agency Mortgage- and Asset-Backed Securities  16.9%
Preferred Stocks                                   7.4%
Short-Term Investments                             2.0%
Convertible Securities                             0.1%

The Fund's asset allocation does not reflect any
futures positions held by the Fund.
=======================================================

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment grade debt obligations, and its average maturity will normally be between one and three years.

========================================
       PORTFOLIO STATISTICS
========================================
           As of 4-30-98

30-DAY ANNUALIZED YIELD(1)     6.63%

       AVERAGE MATURITY(2)     2.4 YEARS

 AVERAGE QUALITY RATING(3)     A
========================================

Total return for the six month period ended April 30, 1998 was 3.37% compared to the 2.89% of our benchmark, the Lehman Brothers 1-3 Year Government/ Corporate Bond Index.(4) That total return also compared favorably to our peer group average of 2.66%, as measured by the Lipper Short Investment Grade Debt Average. For the past 12 months the Fund's total return was 7.27% compared to 6.66% for the Lipper average.

=====================================
               LIPPER TOTAL
            RETURN RANKINGS(1)
=====================================
               As of 4-30-98

         1-YEAR            #23 OF 103

         5-YEAR             #4 OF 46

        10-YEAR             #3 OF 13

SINCE INCEPTION             #3 OF 11
   (on 8-31-87)

Category: Short Investment Grade Debt
Funds. Rankings are historical and do
not represent future results. Source
of Lipper rankings is Lipper
Analytical Services, Inc.
=====================================

STABLE U.S. INTEREST RATES, TROUBLED ASIAN ECONOMIES DICTATED MARKET CONDITIONS In the past six months, we saw generally stable interest rates with modest declines in rates across the yield curve. The Federal Reserve maintained a steady 5.5% Federal Funds rate throughout the period. Although overall rate levels changed little over the period, there were periods of market volatility as a result of the unfolding economic problems of Southeast Asia.

Likewise, corporate and mortgage bond prices changed only modestly from the beginning of the period to the end. However, interim pricing levels exhibited significant volatility as investors reacted to the unfolding events in Southeast Asia and the coinciding interest rate volatility in the U. S. The mortgage market's under-performance in the first part of the six-month period was caused by renewed prepayment fears (the ability of a homeowner to refinance their current home mortgage at a lower interest rate), as interest rates
( i.e., 10-Year U.S. Government Note yields) reached a low of 5.36% and housing starts and home sales stayed strong. However, as interest rates returned by the end of the period to their levels at the beginning of the period, prepayment fears subsided and mortgage prices rebounded.

Corporate bonds exhibited a greater amount of volatility in yield spreads as the modest change in average pricing masked the dramatic divergences in pricing and hence performance across sectors, industries, and individual credits. In the past six months, BBB rated Yankee corporate issues (U.S. dollar denominated securities issued by foreign governments and corporations into the U.S. market) under-performed comparable treasuries by more than a full percent in total return. At the same time, BBB rated media and telecommunications bonds outperformed comparable treasuries by more than two full percentage points of total return.

KEY FACTORS IN FUND PERFORMANCE
The Short-Term Bond Fund's performance was achieved by maintaining a stable duration of about 1.8 years, careful issue and sector selection within the corporate market, and maintaining our continued commitment to mortgage securities which exhibit more predictable prepayment characteristics.

Within the corporate market, our investments in the airlines, bank and finance, and telecommunications categories did particularly well, including a rating upgrade in Homeside, Inc. Within the mortgage market, we selectively increased our exposure to premium securities because we believe that any increase in prepayments within this sector will be short lived.

A POSITIVE OUTLOOK FOR FIXED INCOME INVESTORS
We are very encouraged by the current environment for fixed income investing. Absent are the broad, powerful interest rate trends (both up and down) which characterized the first half of the 1990s, but so is the attendant volatility. Real (inflation-adjusted) interest rates are high and there is ample opportunity to add value through industry and credit selection within the corporate bond market. At the same time, the low volatility environment provides a good backdrop for continued investments within the mortgage market.

Thank you for investing in the Strong Short-Term Bond Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Bradley C. Tank
Bradley C. Tank


/s/ Lyle J. Fitterer
Lyle J. Fitterer


/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Co-managers


[PHOTO OF BRADLEY C. TANK, LYLE J. FITTERER AND SHIRISH T. MALEKAR]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 8-31-87 to 4-30-98
[GRAPH]

                 THE STRONG        Lehman Brothers 1-3          Lipper Short
                 SHORT-TERM     Year Government/Corporate     Investment Grade
                 BOND FUND              Bond Index*             Debt Average*
  8-87             10,000                 10,000                   10,000
 12-87             10,318                 10,303                   10,247
 12-89             12,295                 12,156                   12,100
 12-91             14,837                 14,913                   14,489
 12-93             17,302                 16,743                   16,233
 12-95             19,064                 18,677                   17,886
 12-96             20,353                 19,638                   18,711
 12-97             21,809                 20,946                   19,873
  4-98             22,281                 21,357                   20,237

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

                                             ==================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(4)
                                             ==================================
                                                          As of 4-30-98

                                                      1-YEAR              7.27%

                                                      3-YEAR              8.02%

                                                      5-YEAR              6.16%

                                             SINCE INCEPTION              7.80%
                                                (on 8-31-87)
                                             ==================================
-------------------------------------------------------------------------------

* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 Average annual total return and total return measure change in the value of an investment in the fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

==========================================
THE STRONG SHORT-TERM HIGH YIELD BOND FUND
==========================================


 ...WE HAVE IDENTIFIED AN OPPORTUNITY IN THE SHORT END OF THE HIGH YIELD MARKET THAT WE BELIEVE PRESENTS A VERY FAVORABLE RISK/REWARD TRADE-OFF.

=======================================================
                   ASSET ALLOCATION
=======================================================
          Based on net assets as of 4-30-98
[PIE CHART]

Corporate Bonds                                   89.5%
Short-Term Investments                             8.4%
Non-Agency Mortgage- and Asset-Backed Securities   2.1%
=======================================================

The Strong Short-Term High Yield Bond Fund invests for a high level of current income with a moderate degree of share price fluctuation. The Fund invests primarily in medium and lower quality corporate debt obligations with an average maturity between one and three years.

For the six-month period ended April 30, 1998, the Fund posted a total return of 6.51%.(4) That's well ahead of its benchmark figure, the Short-Term High Yield Bond Index, which returned 3.79%.

========================================
       PORTFOLIO STATISTICS
========================================
           As of 4-30-98

30-DAY ANNUALIZED YIELD(1)     7.17%

       AVERAGE MATURITY(2)     2.9 YEARS

 AVERAGE QUALITY RATING(3)     B
========================================

SIX MONTHS OF MARKET VOLATILITY
For the past six months, we and others in the financial community have spent a great deal of time trying to determine the ultimate impact of the Asian financial and economic crisis that unfolded during the last quarter of 1997. Financial markets initially feared the worst. The sell-off in world equity markets was swift and severe. Interest rates headed lower as world economic growth seemed poised to slow and commodity prices began to plunge. High yield bonds, sensitive to the trend in economic growth, also traded lower. Although both the high yield market and the stock market quickly recovered most of their initial decline, the next few months were marked by volatility and uncertainty.

Most market participants struggled to adjust their forecasts for U.S. economic growth to account for the implications of the Asian crisis. And while there was a great deal of debate on the outlook for economic growth, it became clear that over the near term, inflation was headed lower and the Federal Reserve would leave interest rates unchanged.

Meanwhile, as time progressed, the economy showed few signs of being sidetracked. This backdrop of lower inflation and stable to declining interest rates created the conditions for a strong rally in equity prices during the first few months of 1998. In fact, the economy performed so well that as we close the month of April, markets are now struggling to assess the likelihood of an increase in interest rates by the Federal Reserve.

THE FUND'S POSITIVE STANCE PROVED RIGHT FOR CONDITIONS
Our approach to investing in the high yield market begins with a top-down review of macro-economic factors likely to influence both the real economy and financial asset prices. Among others, these factors include worldwide economic growth, inflation, interest rates, monetary policy, fiscal policy and governmental regulation. Once we formulate an opinion on these macro-economic factors, we position the portfolio to benefit from the realization of our forecast.

As we discussed in our annual report for the period ending October 31, 1997, our view has been that the economy will continue to grow at a relatively healthy pace, although somewhat subdued from the levels of 1997. Our view continues to be one of cautious optimism. Economic growth will likely subside to more sustainable levels in the second and third quarters of this year. Inflation has remained remarkably low and is not likely to rise appreciably from here. As a result, the interest rate environment should remain relatively stable over the near term.

With this environment as a backdrop, we are encouraged by the prospects for the Short-Term High Yield Bond Fund. As one aspect of our investment strategy, we have identified an opportunity in the short end of the high yield market that we believe presents a very favorable risk/reward trade-off. This opportunity involves purchasing bonds with very high coupons that are callable at the option of the issuer within the next one to three years. As always, we are looking for companies that have exhibited improving credit profiles. Under normal market conditions, it would be quite common for the issuer to wait until the call date and then retire the high coupon debt either with another lower coupon bond issue or with lower cost bank debt. However, in this market environment, many issuers are electing to retire high coupon debt before it is actually callable through a tender process. In a tender process, an issuer pays a premium to retire debt early. By historical standards, today's low nominal interest rates are enticing to most issuers and many are willing to tender for debt early rather than take a chance that interest rates will rise in the interim.

An example of this opportunity is our investment in Commodore Media. We purchased Commodore Media's 13.25% bonds for the Fund at a yield that was 2.35% over the yield on a similar maturity treasury note. The bond was not callable at the issuer's option until May 1999. Instead of waiting to retire this high cost debt, Commodore made the decision to refund the bonds early through the tender process. In order to entice investors to tender or sell their bonds back to the company, Commodore had to pay a yield that was just 0.35% above the yield on a similar maturity treasury. The resulting price appreciation was earned with very little incremental risk.

LOOKING AHEAD
We encourage investors to consider high yield bonds as part of their long-term investment strategy. High yield bonds can be an attractive asset class by themselves and are especially attractive as part of a well-diversified portfolio. Please remember that because this Fund invests primarily in non-investment grade bonds (sometimes called junk bonds), it is subject to greater share-price volatility than a fund that invests primarily in investment grade bonds.

We thank you for your investment in the Strong Short-Term High Yield Bond Fund and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager


[PHOTO OF JEFFREY A. KOCH]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 6-30-97 to 4-30-98
[GRAPH]

                          THE STRONG       Short-Term      Lipper High
                       SHORT-TERM HIGH     High Yield     Current Yield
                       YIELD BOND FUND     Bond Index*     Funds Index*
         6-97              10,000            10,000           10,000
         8-97              10,368            10,126           10,284
        10-97              10,487            10,221           10,488
        12-97              10,777            10,334           10,686
         2-98              11,024            10,470           10,989
         4-98              11,169            10,608           11,192

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Short-Term High Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

                                                ===============================
                                                         TOTAL RETURN(4)
                                                ===============================
                                                          As of 4-30-98

                                                SINCE INCEPTION          11.69%
                                                   (on 6-30-97)
                                                ===============================
-------------------------------------------------------------------------------

* The Short-Term High Yield Bond Index is a market value weighted blend of the Merrill Lynch High Yield, BB Rated, 1-2.99 Years Index and the Merrill Lynch High Yield, B Rated, 1-2.99 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Fund Index is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

SCHEDULES OF INVESTMENTS IN SECURITIES               APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                          STRONG CORPORATE BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 80.6%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                      $ 8,654,000     $ 9,327,541
Republic of Argentina Yankee Notes, 9.50%,
  Due 11/30/02                                       5,500,000       5,438,125
Atlas Air, Inc. Notes, Series 1998-1, Class C, 8.01%,
  Due 1/02/10 (Acquired 1/26/98 - 2/25/98;
  Cost $12,182,965) (b)                             12,180,000      12,199,488
Banco Sud Americano Subordinated Notes, 7.60%,
  Due 3/15/07 (Acquired 7/15/97 - 7/23/97;
  Cost $10,317,698) (b)                             10,060,000       9,896,525
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                                8,370,000       9,039,600
CNA Financial Notes, 6.50%, Due 4/15/05              7,220,000       7,179,279
CSC Holdings, Inc. Senior Notes, 7.875%,
  Due 12/15/07                                      10,000,000      10,300,000
Cablevision Systems Corporation Notes, 7.875%,
  Due 2/15/18                                        3,500,000       3,465,000
California Energy, Inc. Senior Notes, 9.875%,
  Due 6/30/03                                        5,000,000       5,431,250
Cleveland Electric Illuminating Company Senior
  Secured Notes, Series C, 7.88%, Due 11/01/17
  (Acquired 12/16/97; Cost $5,272,650) (b)           5,000,000       5,266,665
Coca-Cola Femsa SA de CV Senior Notes, 9.40%,
  Due 8/15/04 (Acquired 10/01/97;
  Cost $8,640,000) (b)                               8,000,000       8,510,232
Colonial Capital I Securities, Series A, 8.92%,
  Due 1/15/27                                        3,600,000       3,896,503
ContiFinancial Corporation Senior Notes, 8.125%,
  Due 4/01/08                                       10,000,000      10,144,560
Continental Airlines, Inc. Pass-Thru Certificates:
  Series 1998-2B, 6.465%, Due 10/15/04               3,000,000       3,000,000
  Series 1998-2C, 6.331%, Due 4/15/03                5,000,000       4,993,750
Crescent Real Estate Equities LP Notes,
  7.125%, Due 9/15/07 (Acquired 9/19/97;
  Cost $8,284,977) (b)                               8,300,000       8,284,404
Delta Air Lines, Inc. Equipment Trust Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)            2,000,000       2,495,382
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)            2,000,000       2,495,382
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,257,680) (b)            2,000,000       2,496,192
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07                3,255,830       3,680,911
  Series 1993-A2, 10.50%, Due 4/30/16                5,000,000       6,600,750
Digital Equipment Corporation Debentures,
  8.625%, Due 11/01/12                               9,950,000      11,276,146
Walt Disney Company Euro-Dollar Senior Notes,
  2.00%, Due 3/01/00 (Acquired 9/19/96;
  Cost $6,196,558) (b)                               5,000,000       5,475,000
Duke Realty LP Notes, 7.05%, Due 3/01/06             7,000,000       7,117,600
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                      12,998,000      14,882,710
Export-Import Bank Korea Yankee Notes, 6.50%,
  Due 2/10/02                                        2,500,000       2,255,820
First Nationwide Bank Subordinated Debentures,
  10.00%, Due 10/01/06                               3,460,000       4,149,820
First Republic Bank Subordinated Notes, 7.75%,
  Due 9/15/12                                        5,000,000       5,139,105
Fresenius Medical Capital Trust II Trust Preferred
  Securities, 7.875%, Due 2/01/08 (Acquired
  2/17/98; Cost $7,043,750) (b)                      7,000,000       6,947,500
Fuji JGB Investment LLC Preferred Bonds, Series
  A, 9.87%, Due 12/31/49 (Rate Reset Effective
  6/30/08) (Acquired 3/24/98; Cost $1,990,000) (b)   2,000,000       1,898,532
GB Capital Trust Capital Securities, 10.25%,
  Due 1/15/27 (Acquired 1/24/97;
  Cost $3,000,000) (b)                               3,000,000       3,714,000
Gulf Canada Resources, Ltd. Senior Yankee Notes,
  8.35%, Due 8/01/06                                 6,000,000       6,495,714
HUBCO Capital Trust I Capital Securities, 8.98%,
  Due 2/01/27                                        5,000,000       5,528,865
Health & Retirement Properties Senior Notes,
  6.70%, Due 2/23/05                                 8,350,000       8,282,599
Hilton Hotels Corporation Senior Notes, 7.20%,
  Due 12/15/09                                      10,770,000      10,413,255
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                         1,796,000       2,137,240
Houston Light & Power Capital Trust II Capital
  Securities, Series B, 8.257%, Due 2/01/37         12,000,000      12,542,964
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    7,200,000       8,216,114
KN Capital Trust III Capital Securities, 7.63%,
  Due 4/15/28                                        5,400,000       5,425,024
Korea Development Bank Yankee Bonds, 6.50%,
  Due 11/15/02                                       2,800,000       2,533,619
Republic of Korea Yankee Notes, 8.875%,
  Due 4/15/08                                        5,000,000       4,917,340
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                        5,000,000       4,998,365
Lehman Brothers Holdings, Inc. Senior Notes,
  7.20%, Due 8/15/09                                   905,000         944,374
Lehman Brothers, Inc. Bonds, 6.50%, Due 4/15/08      5,000,000       4,962,500
Lehman Brothers, Inc. Notes, 7.36%, Due 12/15/03     4,060,000       4,246,756
Leucadia Capital Trust I Pass-Thru Securities,
  8.65%, Due 1/15/27                                 7,000,000       7,449,701
Louis Dreyfus Natural Gas Corporation Notes, 6.875%,
  Due 12/01/07 (Acquired 12/04/97;
  Cost $4,969,600) (b)                               5,000,000       4,994,445
Fred Meyer, Inc. Senior Notes, 7.375%,
  Due 3/01/05                                        5,000,000       5,022,640
Mohegan Tribal Gaming Authority Connecticut Senior
  Secured Notes, Series B, 13.50%, Due 11/15/02      8,000,000      10,200,000
NWA Trust Number 2 Mezzanine Aircraft Notes,
  Class C, 11.30%, Due 6/21/14                       8,844,769      11,462,963
News America Holdings, Inc. Notes, 8.25%,
  Due 8/10/18                                        5,780,000       6,424,927
News America Holdings, Inc. Senior Debentures,
  7.75%, Due 12/01/45                                5,000,000       5,242,260
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                    3,500,000       3,748,416
North Fork Capital Trust II Pass-Thru Securities,
  8.00%, Due 12/15/27                                9,500,000       9,661,690
PXRE Capital Trust I Pass-Thru Securities, 8.85%,
  Due 2/01/27                                        5,750,000       6,165,955
Republic of Panama Yankee Notes, 8.25%,
  Due 4/22/08                                        4,000,000       4,000,000
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                        3,000,000       3,219,876
Paramount Communications, Inc. Notes, 7.50%,
  Due 1/15/02                                        4,015,000       4,104,787
Philip Morris Companies, Inc. Notes:
  6.15%, Due 3/15/10 (Putable at $100 and Rate
  Reset Effective 3/15/00)                           4,260,000       4,264,430
  6.80%, Due 12/01/03                                5,000,000       5,051,000
R&B Falcon Corporation Senior Notes, 7.375%,
  Due 4/15/18 (Acquired 4/08/98;
  Cost $6,446,310) (b)                               6,500,000       6,367,719

-------------------------------------------------------------------------------
===============================================================================
                    STRONG CORPORATE BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Riggs Capital Trust Preferred Securities:
  Series A, 8.625%, Due 12/31/26                   $   200,000    $    211,130
  Series A, 8.625%, Due 12/31/26
  (Acquired 12/10/96; Cost $5,000,000) (b)           5,000,000       5,278,260
Riggs Capital II Trust Preferred Securities,
  Series B, 8.875%, Due 3/15/27                        500,000         538,779
SB Treasury Company LLC Bonds, 9.40%, Due
  12/29/49 (Acquired 2/11/98 - 3/12/98;
  Cost $5,967,000) (b)                               5,800,000       5,898,478
SIG Capital Trust I Securities, 9.50%, Due 8/15/27   4,500,000       4,578,750
Socgen Real Estate LLC Bonds, 7.64%,
  Due 12/29/49 (Rate Reset Effective 10/01/07)
  (Acquired 8/21/97 - 12/23/97; Cost $9,304,350) (b) 9,250,000       9,298,146
Spieker Properties LP Debentures, 7.35%,
  Due 12/01/17                                       5,000,000       5,004,735
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                         12,100,000      13,511,126
Sunamerica, Inc. Debentures, 5.60%,
  Due 7/31/2097                                      7,910,000       5,890,735
Suntrust Capital II Trust Bonds, 7.90%,
  Due 6/15/27                                          100,000         105,433
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                          383,000         410,145
TCI Communications, Inc. Senior Debentures,
  8.75%, Due 8/01/15                                 5,560,000       6,504,327
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                       9,425,000      10,369,442
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08       6,560,000       6,822,400
Tele Communications, Inc. Senior Notes, 7.25%,
  Due 8/01/05                                        5,000,000       5,186,620
Tenet Healthcare Corporation Senior Notes, 8.00%,
  Due 1/15/05                                        5,000,000       5,150,000
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05              7,020,000       7,827,623
360 Communications Company Senior Notes,
  7.60%, Due 4/01/09                                 9,105,000       9,773,052
Time Warner, Inc. Debentures:
  6.95%, Due 1/15/28 (Acquired 1/06/98;
  Cost $2,472,950) (b)                               2,500,000       2,444,250
  8.11%, Due 8/15/06                                 5,000,000       5,451,755
Tokai Preferred Capital Company LLC Bonds,
  9.98%, Due 12/29/49 (Rate Reset Effective
  6/30/08) (Acquired 3/19/98; Cost $5,000,000) (b)   5,000,000       4,939,550
Tosco Corporation First Mortgage Bonds, Series B,
  9.625%, Due 3/15/02                                6,000,000       6,660,780
US West Capital Funding, Inc. Notes, 7.30%,
  Due 1/15/07                                        5,695,000       5,988,355
USX Corporation Notes, 6.85%, Due 3/01/08            9,520,000       9,561,288
Ultramar Diamond Shamrock Corporation Senior Notes:
  7.20%, Due 10/15/17                                1,000,000       1,024,454
  7.45%, Due 10/15/2097                              7,500,000       7,758,353
United Air Lines, Inc. Debentures:
  Series A, 10.67%, Due 5/01/04                      3,055,000       3,679,149
  9.75%, Due 8/15/21                                10,000,000      12,968,320
Valero Pass-Thru Asset Trust 1997-1 Securities,
  6.75%, Due 12/15/02 (Acquired 12/05/97;
  Cost $4,992,800) (b)                               5,000,000       5,038,780
Videotron Holdings PLC Senior Discount Notes,
  Zero %, Due 7/01/04 (Rate Reset
  Effective 7/01/99)                                 7,000,000       6,790,000
Wilmington Trust Corporation Subordinated Notes,
  6.625%, Due 5/01/08                                7,000,000       7,034,510
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $549,445,917)                          557,722,035
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 8.9%
BCF LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $4,675,932) (b)            4,672,788       4,701,993
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                          875,590         697,503
Commercial Mortgage Acceptance Corporation Variable
  Rate Pass-Thru Certificates, Series 1997-ML1,
  Class D, 6.9795%, Due 12/15/10                    10,200,000      10,192,044
DLJ Mortgage Acceptance Corporation, Series 1997-E,
  Class A, 7.55%, Due 12/26/26 (Acquired 12/18/97;
  Cost $5,598,500) (b)                               5,575,848       5,589,788
DLJ Mortgage Acceptance Corporation Variable Rate
  Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only,
  0.80%, Due 7/15/03                                32,771,843         458,806
FMAC Loan Receivables Trust, Series 1997-C,
  Class B, 7.15%, Due 12/15/19                       7,239,000       7,278,597
Merrill Lynch Mortgage Investors, Inc. Asset
  Backed Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                 6,000,000       6,001,860
Mid State Trust Virgin Islands Asset Backed
  Notes:
  Series 6, Class A-1, 7.34%, Due 7/01/35            2,956,239       3,092,759
  Series 6, Class A-2, 7.40%, Due 7/01/35            3,464,343       3,506,573
NPF IX, Inc. 97-1 Healthcare Receivables Notes,
  Class A, 6.339%, Due 7/01/00 (Acquired 7/24/97;
  Cost $2,999,964) (b)                               3,000,000       3,009,390
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Mortgage Certificates,
  Series 1995-C1, Class D, 6.90%, Due 2/25/27       12,000,000      12,105,000
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.722%, Due 11/25/30      276,094         288,949
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25 (Acquired
  7/09/97; Cost $4,553,700) (b)                      5,100,071       4,647,440
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $61,427,078)                                                61,570,702
------------------------------------------------------------------------------

FOREIGN BONDS 1.4%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                   14,000,000 CAD       9,829,454
------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (COST $9,131,870)                                9,829,454
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 1.2%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                               $   28,939          34,522
  14.75%, Due 3/01/10                                   15,647          18,905
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 4/01/11 (c)                              146,417         173,252
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                            100,074         121,929
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                        8,925,879         783,781
United States Treasury Bonds:
  6.125%, Due 11/15/27                                 495,000         507,066
  6.375%, Due 8/15/27                                  390,000         410,841
United States Treasury Notes, 5.75%, Due 8/15/03     6,105,000       6,106,905
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $8,791,535)     8,157,201
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG CORPORATE BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                $6,083,333    $    643,617
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $281,678)                                          643,617
------------------------------------------------------------------------------

PREFERRED STOCKS 4.2%
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 2/05/98;
  Cost $5,660,000) (b)                                 200,000       5,590,000
NB Capital Corporation 8.35% Exchangeable               10,000      10,216,000
Norwest Corporation Series A, Cumulative Tracking
  Preferred Stock/Residential Home Mortgage LLC
  (Acquired 12/16/97; Cost $2,000,000) (b)              10,000       2,067,800
Parmalat Capital Finance 8.1523% Series B              253,000       6,359,408
Webster Capital Corporation 7.375% Series A              5,000       5,046,850
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $29,020,740)                           29,280,058
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.7%
Equity Office Properties Trust 5.25% Series B
  (Acquired 2/13/98; Cost $5,500,000) (b)              110,000       5,115,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,500,000)                 5,115,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.6%
COMMERCIAL PAPER 0.1%
INTEREST-BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.24%     $      500             500
Johnson Controls, Inc., 5.26%                          364,400         364,400
                                                                  ------------
                                                                       364,900
REPURCHASE AGREEMENT 0.4%
ABN-AMRO Chicago Corporation (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase proceeds
  $2,500,378); Collateralized by: $6,722,000 United
  States Treasury Strips, Zero %, Due 2/15/14
  (Market Value $2,553,889) (d)                      2,500,000       2,500,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 5/07/98 thru
  7/23/98 (c)                                          850,000         845,076
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,709,745)                       3,709,976
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $667,308,563) 97.7%          676,028,043
Other Assets and Liabilities, Net 2.3%                              15,735,468
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $691,763,511
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                     Expiration   Face Amount    Appreciation
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------
Purchased:
 169 Five-Year U.S. Treasury Notes      6/98      $18,402,516      $  1,431
 119 U.S. Treasury Bonds                6/98        2,284,156       (13,656)
Sold:
 356 Ten-Year U.S. Treasury Notes       6/98      (39,983,250)       30,996
 216 U.S. Treasury Bonds                6/98      (25,967,250)      119,786


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                   Settlement        Value          Unrealized
                                      Date           in USD        Appreciation
-------------------------------------------------------------------------------
Sold:
13,210,847 CAD                       6/17/98      ($9,243,138)       $176,495


SWAPS
-------------------------------------------------------------------------------
Open index rate swap contract at April 30, 1998 consisted of the following:
-------------------------------------------------------------------------------
  Notional         Closing         Interest         Index           Unrealized
   Amount            Date            Sold           Bought         Depreciation
-------------------------------------------------------------------------------
$25,000,000        7/17/97       1 mo. LIBOR  Lehman Brothers Baa   ($180,835)



===============================================================================
                       STRONG GOVERNMENT SECURITIES FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY ISSUES 79.7%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                     $ 3,796,162     $ 3,032,754
FHA Project Loan, 7.40%, Due 3/01/09                22,064,175      22,808,841
FHA Project Loan Section 223(f) - Hampshire
  Tower Apartments, 7.50%, Due 11/15/30              9,013,400       9,261,268
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates:
  Pool #865496, 7.552%, Due 5/01/26                  6,749,887       7,013,538
  Series 1572-B, Class SA, 3.7675%, Due 10/15/00     3,000,000       2,801,943
  Series 1539, Class FB, 5.668%, Due 6/15/05         5,151,505       5,133,232
FHLMC Multiclass Mortgage Guaranteed
  Participation Certificates, Series 144,
  Class 144-A, 8.75%, Due 6/15/00                      340,875         344,284
FHLMC Participation Certificates:
  7.00%, Due 1/25/21                                 3,830,585       3,880,880
  7.25%, Due 7/01/08                                 1,480,827       1,502,788
  7.26%, Due 6/01/06                                 6,831,795       7,190,464
  8.00%, Due 7/01/08 thru 12/01/10                   6,447,805       6,685,150
  8.50%, Due 10/01/05 thru 5/01/16                   8,012,240       8,284,261
  9.00%, Due 8/01/09 thru 6/01/16                    5,431,228       5,739,847
  9.50%, Due 4/01/07 thru 12/01/19                   3,991,131       4,181,526
  9.75%, Due 8/01/02                                 1,209,138       1,255,351
  10.00%, Due 10/01/05 thru 6/01/20                  4,480,978       4,778,810
  10.50%, Due 6/01/04 thru 8/01/20                   4,013,654       4,383,205
  11.00%, Due 1/01/01                                   16,822          17,520
  11.25%, Due 1/01/01                                   55,539          58,001
  11.75%, Due 10/01/15                                 122,724         137,592
  12.00%, Due 11/01/15                                  60,712          69,143
  12.25%, Due 7/01/15 thru 12/01/15                    448,031         509,675
  12.50%, Due 10/01/09 thru 1/01/15                    212,581         244,256
  13.00%, Due 7/01/14                                   56,054          65,292
  13.75%, Due 5/01/02                                   50,104          54,774
  14.00%, Due 9/01/10 thru 4/01/16                     671,759         797,173
  14.50%, Due 3/01/11 thru 12/01/11                      7,141           8,603
  14.75%, Due 8/01/11 thru 4/01/13                       8,313          10,008
  15.00%, Due 8/01/11                                   28,126          34,294
  16.00%, Due 6/01/12                                    6,997           8,766
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.00%, Due 9/01/12                                15,175,714      14,967,048
  6.50%, Due 6/18/27                                 8,248,000       7,872,551
  6.513%, Due 11/01/14                              21,711,458      21,982,851
  6.74%, Due 8/25/07                                 9,690,000      10,036,708

-------------------------------------------------------------------------------
===============================================================================
                 STRONG GOVERNMENT SECURITIES FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
  7.00%, Due 9/01/15                              $    956,045    $    977,289
  7.50%, Due 12/01/07 thru 7/01/15                  18,031,855      18,581,918
  7.778%, Due 7/01/01                               27,840,000      29,075,901
  8.00%, Due 6/25/21 thru 11/01/26                  38,323,864      39,833,391
  8.50%, Due 11/25/02 thru 2/01/12                   9,003,663       9,511,878
  8.75%, Due 1/01/10                                 1,354,750       1,436,008
  9.00%, Due 9/01/21 thru 10/25/21                   8,962,654       9,552,317
  9.25%, Due 4/25/18                                 2,025,496       2,134,623
  9.40%, Due 10/25/19                                7,988,714       8,624,968
  9.50%, Due 3/25/19                                10,156,703      11,445,386
  10.00%, Due 4/01/20                                3,324,950       3,635,002
  11.75%, Due 12/01/10                                 118,821         135,926
  12.00%, Due 1/01/16 thru 2/01/19                   2,788,316       3,209,718
  12.25%, Due 7/01/14                                   20,779          23,465
  12.50%, Due 2/01/11                                  177,500         204,606
  13.25%, Due 4/01/12                                    3,440           3,996
  13.50%, Due 1/01/11 thru 1/01/12                      28,421          31,734
  13.75%, Due 10/01/10                                   6,474           7,669
  14.00%, Due 1/01/12 thru 11/01/14                    107,917         128,224
  14.25%, Due 12/01/14                                  33,372          40,431
  14.50%, Due 1/01/12                                    7,300           8,787
  14.75%, Due 11/01/10 thru 3/01/12                    155,699         187,417
  15.00%, Due 10/01/12                                  10,227          12,544
  15.50%, Due 10/01/12                                  11,961          14,732
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Certificates:
  Pool #54844, 6.213%, Due 9/01/27                  20,232,379      20,359,034
  Pool #110238, 6.893%, Due 1/01/16                  5,099,428       5,170,840
  Pool #70843, 6.914%, Due 4/01/20                   2,582,913       2,621,115
  Pool #66414, 7.174%, Due 9/01/28                  12,590,902      13,086,732
  Pool #176367, 7.55%, Due 4/01/15                   2,727,564       2,797,318
  Pool #92068, 7.577%, Due 1/01/18                   1,489,517       1,547,204
  Pool #124013, 7.636%, Due 10/01/21                 3,028,153       3,139,029
  Pool #181826, 7.692%, Due 10/01/22                 1,365,974       1,411,214
  Pool #201427, 7.886%, Due 1/01/23                  2,406,351       2,518,470
  Series 1991-57, Class S, 7.7219%, Due 5/25/20      1,855,343       1,873,528
  Series 1996-M6, Class A, 7.3781%, Due 8/17/03      1,363,653       1,394,335
  Series 1997-M4, Class C, 7.2993%, Due 8/17/18      5,683,000       5,995,565
FNMA Stripped Mortgage-Backed Securities:
  6.00%, Due 11/01/08 thru 5/01/09                  10,774,364      10,702,832
  Series 161, Class 2, 8.50%, Due 7/25/22            5,797,627       1,409,762
GNMA Guaranteed Pass-Thru Certificates:
  9.00%, Due 12/15/06 thru 12/15/09                 16,804,759      17,499,913
  12.50%, Due 4/15/19                                4,100,017       4,730,394
  13.00%, Due 11/15/10 thru 11/15/14                   596,962         695,420
  13.50%, Due 7/15/10 thru 10/15/12                    197,891         232,043
  14.00%, Due 6/15/11 thru 12/20/14                    191,966         227,531
  14.50%, Due 6/15/11 thru 11/15/12                    317,763         383,020
  15.00%, Due 1/15/12 thru 9/15/12                     132,664         161,141
  16.00%, Due 4/15/12                                    9,695          11,893
GNMA Guaranteed Variable Rate Pass-Thru
  Certificates:
  Pool #8333, 7.00%, Due 3/20/18                     1,362,008       1,404,282
  Pool #8714, 7.00%, Due 11/20/20                    7,825,568       8,077,833
  Pool #8489, 7.375%, Due 4/20/19                      300,656         310,386
Small Business Administration Guaranteed Loan,
  Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17              45,196,017       3,912,167
  Series 1993-1A, 2.531%, Due 2/15/18               13,621,990       1,225,979
Student Loan Marketing Association Floating Rate
  Bonds, Series 1997-3, Class A2, 5.8274%,
  Due 10/25/10                                       5,000,000       4,959,400
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                       6,688,237       6,002,693
United States Treasury Bonds:
  5.50%, Due 2/15/08                                 9,000,000       8,884,692
  6.125%, Due 11/15/27                             113,395,000     116,159,116
  9.25%, Due 2/15/16                                17,830,000      24,098,368
United States Treasury Notes:
  5.375%, Due 2/15/01                               11,000,000      10,938,136
  5.625%, Due 12/31/99                              19,500,000      19,512,207
  5.75%, Due 8/15/03                                13,125,000      13,166,029
  6.00%, Due 7/31/02                                40,740,000      41,236,539
  6.125%, Due 8/15/07                               10,000,000      10,278,130
  6.25%, Due 10/31/01 thru 8/31/02                  65,410,000      66,633,006
  6.875%, Due 5/15/06                               64,355,000      68,960,437
  7.50%, Due 2/15/05                                 9,100,000       9,990,098
  7.875%, Due 11/15/04                              15,225,000      16,980,640
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $820,452,107) 824,668,798
------------------------------------------------------------------------------

CORPORATE BONDS 7.3%
Atlas Air, Inc. Pass-Thru Certificates, Series
  1998-1, Class B, 7.68%, Due 1/02/14
  (Acquired 1/26/98; Cost $10,000,000) (b)          10,000,000       9,989,580
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07                               10,000,000      10,929,000
Cullen/Frost Capital Trust I Bonds, 8.42%,
  Due 2/01/27                                        1,000,000       1,059,703
HUBCO Capital Trust I Capital Securities, 8.98%,
  Due 2/01/27                                        6,500,000       7,187,525
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 12/10/96;
  Cost $9,490,000) (b)                               9,490,000      10,018,137
Socgen Real Estate LLC Bonds, 7.64%, Due 12/29/49
  (Rate Reset Effective 10/01/07) (Acquired
  8/21/97 - 10/29/97; Cost $9,986,600) (b)          10,000,000      10,052,050
United Air Lines, Inc. Debentures:
  10.25%, Due 7/15/21                               10,735,000      14,488,353
  10.67%, Due 5/01/04                               10,000,000      12,043,040
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $74,064,625)                            75,767,388
------------------------------------------------------------------------------

MUNICIPAL BONDS 0.4%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14              3,100,000       3,877,920
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $3,801,208)                              3,877,920
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.3%
Commercial Mortgage Acceptance Corporation
  Commercial Mortgage Variable Rate Pass-Thru
  Certificates, Series 1997-ML1, Class D, 7.0571%,
  Due 12/15/10                                       2,500,000       2,498,050
Community Program Loan Trust Bonds, Series
  1987-A, Class A5, 4.50%, Due 4/01/29                 980,000         763,793
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES(COST $3,237,007) 3,261,843
------------------------------------------------------------------------------

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                12,166,667       1,287,233
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $563,356)                                        1,287,233
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                 STRONG GOVERNMENT SECURITIES FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
PREFERRED STOCKS 2.0%
NB Capital Corporation 8.35% Exchangeable               10,000  $   10,216,000
Norwest Corporation Series A, Cumulative
  Tracking Preferred Stock/Residential Home
  Mortgage LLC (Acquired 12/16/94;
  Cost $10,000,000) (b)                                 50,000      10,339,000
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $20,000,000)                           20,555,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.2%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.26%             $    24,500          24,500
Wisconsin Electric Power Company, 5.24%                    100             100
                                                                --------------
                                                                        24,600
REPURCHASE AGREEMENT 5.8%
ABN-AMRO Chicago Corporation (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase proceeds
  $59,709,038); Collateralized by: $50,000,000
  United States Treasury Strips, Zero %,
  Due 8/15/99; $24,367,000 United States Treasury
  Strips, Zero %, Due 2/15/07 (Market Value
  $60,984,276) (d)                                  59,700,000      59,700,000

UNITED STATES GOVERNMENT ISSUES 3.4%
United States Treasury Bills, Due 5/21/98 thru
  6/25/98 (c)                                          670,000         667,065
United States Treasury Notes:
  5.875%, Due 1/31/99                                7,500,000       7,521,097
  6.25%, Due 3/31/99                                27,200,000      27,378,514
                                                                --------------
                                                                    35,566,676
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $95,045,220)                     95,291,276
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,017,163,523) 99.0%      1,024,709,458
Other Assets and Liabilities, Net 1.0%                              10,202,391
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,034,911,849
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                     Expiration   Face Amount    Appreciation
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------
Sold:
70 U.S. Treasury Bonds                  6/98     ($8,415,313)      $103,928


===============================================================================
                          STRONG HIGH-YIELD BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 80.5%
AP Holdings, Inc. Senior Discount Notes, Zero %,
  Due 3/15/08 (Rate Reset Effective 3/15/03)
  (Acquired 3/25/98 - 4/01/98; Cost $2,870,325)(b) $ 4,850,000     $ 2,958,500
Adelphia Communications Corporation Senior
  Debentures, 11.875%, Due 9/15/04                  11,805,000      13,044,525
Adelphia Communications Corporation Senior
  Notes, 9.25%, Due 10/01/02                         5,250,000       5,446,875
Allied Waste Industries, Inc. Senior Discount Notes,
  Zero %, Due 6/01/07 (Rate Reset Effective 6/01/02) 4,000,000       2,970,000
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.25%, Due 12/01/06           6,000,000       6,645,000
America Reefer Company, Ltd. First Preferred Ship
  Mortgage Notes, 10.25%, Due 3/01/08
  (Acquired 2/27/98 - 3/17/98; Cost $5,506,250) (b)  5,500,000       5,555,000
American Lawyer Media, Inc. Senior Subordinated
  Notes, 9.75%, Due 12/15/07 (Acquired 12/17/97;
  Cost $4,000,000) (b)                               4,000,000       4,170,000
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                6,000,000       6,630,000
Apcoa, Inc. Senior Subordinated Notes, 9.25%,
  Due 3/15/08 (Acquired 3/25/98 - 3/26/98;
  Cost $7,381,000) (b)                               7,300,000       7,336,500
Republic of Argentina Floating Rate Yankee Notes,
  9.50%, Due 11/30/02                                6,500,000       6,426,875
Atlas Air, Inc. Senior Notes: 9.25%, Due 4/15/08
  (Acquired 4/07/98; Cost $7,989,360) (b)            8,000,000       8,020,000
  10.75%, Due 8/01/05                                7,725,000       8,343,000
Autopistas Del Sol SA Senior Notes, 9.35%,
  Due 8/01/04 (Acquired 8/11/97;
  Cost $4,950,000) (b)                               5,000,000       4,956,250
BankUnited Capital Trust Preferred Securities,
  Series A, 10.25%, Due 12/31/26                     3,000,000       3,217,500
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                               18,075,000      18,662,437
Big City Radio, Inc. Senior Discount Notes, Zero %,
  Due 3/15/05 (Rate Reset Effective 3/15/01)
  (Acquired 3/12/98; Cost $2,882,200) (b)            4,000,000       2,950,000
Boyds Collection, Ltd. Senior Subordinated Notes,
  9.00%, Due 5/15/08 (Acquired 4/16/98;
  Cost $3,300,000) (b)                               3,300,000       3,333,000
Brill Media Company LLC/Brill Media Management,
  Inc. Senior Notes, 7.50%, Due 12/15/07 (Rate Reset
  Effective 12/15/99)                                5,000,000       4,775,000
CSBI Capital Trust I Subordinated Income Capital
  Securities, Series A, 11.75%, Due 6/06/27
  (Acquired 7/10/97; Cost $2,000,000) (b)            2,000,000       2,000,000
Calair LLC/Calair Capital Corporation Capital
  Securities, 8.125%, Due 4/01/08 (Acquired 4/14/98;
  Cost $4,951,100) (b)                               5,000,000       4,981,250
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07             5,350,000       5,604,125
William Carter Senior Subordinated Notes, Series A,
  10.375%, Due 12/01/06                              7,000,000       7,525,000
Cencall Communications Corporation Senior
  Discount Notes, Zero %, Due 1/15/04 (Rate Reset
  Effective 1/15/99)                                 4,500,000       4,393,125
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                               4,945,000       5,142,800
Chattem, Inc. Senior Subordintated Notes, 8.875%,
  Due 4/01/08 (Acquired 3/20/98;
  Cost $3,000,000) (b)                               3,000,000       3,022,500
Chesapeake Energy Corporation Senior Notes,
  9.625%, Due 5/01/05 (Acquired 4/17/98;
  Cost $6,500,000) (b)                               6,500,000       6,573,125
Chiles Offshore LLC Senior Notes, 10.00%,
  Due 5/01/08                                        1,000,000       1,002,500
Clark-Schwebel Holdings, Inc. Senior Debentures,
  12.50%, Due 7/15/07                                2,921,358       3,111,246
DTI Holdings, Inc. Units, Zero %, Due 3/01/08
  (Rate Reset Effective 3/01/03)                     6,000,000       3,435,000
Diamond Brands, Inc. Discount Debentures, Zero %,
  Due 4/15/09 (Rate Reset Effective 4/15/03)
  (Acquired 4/15/98; Cost $2,147,880) (b)            4,000,000       2,175,000

-------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Diamond Brands Operating Senior Subordinated Notes,
  10.125%, Due 4/15/08 (Acquired 4/15/98;
  Cost $2,000,000) (b)                             $ 2,000,000     $ 2,030,000
e.spire Communications, Inc. Senior Notes, 13.75%,
  Due 7/15/07                                        2,000,000       2,370,000
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due
  6/01/04 (Rate Reset Effective 6/01/99)             4,000,000       3,860,000
Echostar Satellite Broadcasting Corporation Senior
  Secured Discount Notes, Zero %, Due 3/15/04
  (Rate Reset Effective 3/15/00)                     3,000,000       2,760,000
Equimar Shipholdings, Ltd. Guaranteed First
  Preferred Ship Mortgage Notes, 9.875%,
  Due 7/01/07                                        3,000,000       2,827,500
Esprit Telecom Group PLC Yankee Senior Notes,
  11.50%, Due 12/15/07                               2,000,000       2,180,000
FWT, Inc. Senior Subordinated Notes, 9.875%,
  Due 11/15/07 (Acquired 11/12/97 - 3/25/98;
  Cost $6,375,000) (b)                               6,500,000       6,207,500
Finlay Enterprises, Inc. Senior Debentures, 9.00%,
  Due 5/01/08                                        1,300,000       1,314,625
Finlay Fine Jewelry Corporation Senior Notes,
  8.375%, Due 5/01/08                                2,000,000       2,012,500
First Nationwide Holdings, Inc. Senior
  Subordinated Notes, 10.625%, Due 10/01/03         13,800,000      15,490,500
First Palm Beach Bancorp, Inc. Senior Debentures,
  10.35%, Due 6/30/02                                1,500,000       1,597,500
Flag, Ltd. Senior Notes, 8.25%, Due 1/30/08
  (Acquired 1/23/98 - 3/10/98; Cost $2,858,312) (b)  2,850,000       2,899,875
Fox Kids Worldwide, Inc. Senior Notes, 9.25%,
  Due 11/01/07 (Acquired 4/16/98;
  Cost $6,015,000) (b)                               6,000,000       5,947,500
Fresenius Medical Capital Trust II Preferred
  Securities, 7.875%, Due 2/01/08 (Acquired 2/13/98;
  Cost $3,790,000) (b)                               3,790,000       3,761,575
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                    4,500,000       4,702,500
Fuji JGB Investment LLC Preferred Bonds, Series A,
  9.87%, Due 12/31/49 (Rate Reset Effective 6/30/08)
  (Acquired 4/13/98; Cost $2,446,875) (b)            2,500,000       2,373,165
GCI, Inc. Senior Notes, 9.75%, Due 8/01/07           4,000,000       4,230,000
GST Telecommunications Senior Subordinated
  Notes, 12.75%, Due 11/15/07                        4,000,000       4,740,000
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06                        7,000,000       7,945,000
Graham Packaging Holdings Company/GPC Capital
  Corporation II Senior Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/03)
  (Acquired 1/23/98 - 3/23/98; Cost $3,875,245) (b)  6,450,000       4,079,625
Grove Holdings LLC Debentures, Zero %,
  Due 5/01/09 (Rate Reset Effective 5/01/03)
  (Acquired 4/22/98 - 4/23/98; Cost $3,609,910) (b)  6,250,000       3,671,875
Grove Worldwide LLC Senior Subordinated Notes, 9.25%,
  Due 5/01/08 (Acquired 4/22/98;
  Cost $2,000,000) (b)                               2,000,000       2,000,000
Hermes Europe Railtel BV Senior Notes, 11.50%,
  Due 8/15/07                                        2,000,000       2,270,000
Hudson Respiratory Care Senior Subordinated
  Notes, 9.125%, Due 4/15/08 (Acquired 4/02/98 -
  4/17/98; Cost $3,518,750) (b)                      3,500,000       3,500,000
Huntsman Specialty Chemicals Corporation Floating
  Rate Term Loans, 9.4375%, Due 3/17/07
  (Acquired 3/17/97; Cost $5,000,000) (b)            5,000,000       5,075,000
IBJ Preferred Capital Company LLC Bonds, 8.79%,
  Due 12/29/49 (Rate Reset Effective 6/30/08)
  (Acquired 4/13/98; Cost $2,396,875) (b)            2,500,000       2,374,568
ICG Services, Inc. Senior Discount Notes, Zero %,
  Due 2/15/08 (Rate Reset Effective 2/15/03)
  (Acquired 2/09/98; Cost $3,067,050) (b)            5,000,000       3,175,000
IXC Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 4/15/08 (Acquired 4/16/98;
  Cost $4,000,000) (b) (e)                           4,000,000       4,030,000
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    6,000,000       6,846,762
Intermedia Communications, Inc. Senior Notes,
  Series B, 8.50%, Due 1/15/08                       4,000,000       4,120,000
Jackson Products, Inc. Capital Securities, 9.50%,
  Due 4/15/05 (Acquired 4/16/98;
  Cost $1,291,823) (b)                               1,300,000       1,316,250
Jafra Cosmetics International, Inc. Senior
  Subordinated Notes, 11.75%, Due 5/01/08
  (Acquired 4/28/98; Cost $3,000,000) (b)            3,000,000       3,022,500
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)        10,115,000       8,648,325
Republic of Korea Yankee Notes, 8.875%,
  Due 4/15/08                                        7,500,000       7,376,010
Lenfest Communications, Inc. Senior Subordinated
  Notes, 8.25%, Due 2/15/08 (Acquired 1/30/98;
  Cost $2,991,780) (b)                               3,000,000       3,045,000
Market Hub Partners Storage LP/Market Hub
  Partners Finance, Inc. Senior Notes, 8.25%, Due
  3/01/08 (Acquired 2/27/98; Cost $5,507,500) (b)    5,500,000       5,596,250
Metronet Communications Corporation Senior
  Discount Notes, Zero %, Due 11/01/07
  (Rate Reset Effective 11/01/02)
  (Acquired 10/23/97; Cost $1,184,480) (b)           2,000,000       1,360,000
Metronet Communications Corporation Senior
  Notes, 12.00%, Due 8/15/07 (Acquired
  7/18/97; Cost $2,999,970) (b)                      3,000,000       3,480,000
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02     3,250,000       3,835,000
Mohegan Tribal Gaming Authority Connecticut Senior
  Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       7,510,000       9,575,250
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                               6,500,000       7,003,750
Newpark Resources, Inc. Senior Subordinated Notes,
  8.625%, Due 12/15/07 (Acquired 12/10/97 - 2/17/98;
  Cost $7,115,000) (b)                               7,000,000       7,140,000
Nextel Communications, Inc. Senior Discount Notes,
  Zero %, Due 8/15/04 (Rate Reset Effective
  2/15/99)                                           5,000,000       4,837,500
Nextlink Communications, Inc. Senior Discount Notes,
  Zero %, Due 4/15/08 (Rate Reset Effective
  4/15/03) (Acquired 3/27/98; Cost $3,139,850) (b)   5,000,000       3,125,000
Nextlink Communications, Inc. Senior Notes, 9.00%,
  Due 3/15/08 (Acquired 3/12/98;
  Cost $355,250) (b)                                   350,000         358,750
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                4,875,000       5,606,250
Offshore Logistics, Inc. Senior Notes, 7.875%, Due
  1/15/08 (Acquired 1/22/98; Cost $3,490,305) (b)    3,500,000       3,517,500
Optel, Inc. Senior Notes, Series B, 13.00%,
  Due 2/15/05                                        9,675,000      10,860,187
Orbital Imaging Corporation Units, 11.625%, Due
  3/01/05 (Acquired 2/20/98; Cost $2,500,000) (b)    2,500,000       2,693,750
PX Escrow Corporation Senior Discount Notes,
  Zero %, Due 2/01/06 (Rate Reset Effective 2/01/02)
  (Acquired 2/06/98; Cost $2,753,520) (b)            4,000,000       2,870,000
Pagemart Nationwide, Inc. Senior Discount Notes,
  Zero %, Due 2/01/05 (Rate Reset Effective
  2/01/00)                                           9,000,000       8,010,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Parametric RE, Ltd. Floating Rate Notes, 10.2063%,
  Due 11/19/07 (Acquired 11/12/97;
  Cost $750,000) (b)                               $   750,000     $   753,750
Pathnet, Inc. Units, 12.25%, Due 4/15/08 (Acquired
  4/01/98; Cost $4,000,000) (b)                      4,000,000       4,110,000
Pegasus Shipping Hellas Senior Mortgage Notes,
  11.875%, Due 11/15/04 (Acquired 11/19/97 -
  4/29/98; Cost $2,949,000) (b)                      3,000,000       3,015,000
Pharmaceutical Fine Chemicals SA Senior Subordinated
  Notes, 9.75%, Due 11/15/07 (Acquired 11/12/97  -
  1/05/98; Cost $5,532,500) (b)                      5,500,000       5,582,500
Premier Parks, Inc. Senior Discount Notes, Zero %,
  Due 4/01/08 (Rate Reset Effective 4/01/03)         4,000,000       2,555,000
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04            4,500,000       4,927,500
Printpack, Inc. Senior Notes, Series B, 9.875%,
  Due 8/15/04                                        4,750,000       5,106,250
Psinet, Inc. Senior Notes, 10.00%, Due 2/15/05
  (Acquired 4/07/98; Cost $4,500,000) (b)            4,500,000       4,635,000
Qwest Communications International, Inc. Senior
  Discount Notes:
  Zero %, Due 10/15/07 (Rate Reset Effective
  10/15/02)                                          6,500,000       4,680,000
  Zero %, Due 2/01/08 (Rate Reset Effective
  2/01/03) (Acquired 1/22/98; Cost $3,995,520) (b)   6,000,000       4,140,000
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07              4,000,000       4,620,000
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05      5,000,000       5,562,500
Rogers Cantel, Inc. Senior Secured Yankee Notes,
  8.30%, Due 10/01/07                                5,000,000       4,925,000
Rose Hills Company Senior Subordinated Notes,
  9.50%, Due 11/15/04                                3,000,000       3,142,500
Rural/Metro Corporation Senior Notes, 7.875%, Due
  3/15/08 (Acquired 3/11/98; Cost $2,495,700) (b)    2,500,000       2,512,500
SBA Communications Corporation Senior Discount
  Notes, Zero %, Due 3/01/08 (Rate Reset Effective
  3/01/03) (Acquired 3/17/98 - 3/20/98;
  Cost $4,916,250) (b)                               8,500,000       5,100,000
SF Holdings Group, Inc. UNITS, Zero %, Due
  3/15/08 (Rate Reset Effective 3/15/03)             5,000,000       2,825,000
BF Saul Real Estate Investment Trust Senior Secured
  Notes, 9.75%, Due 4/01/08 (Acquired 3/19/98;
  Cost $7,000,000) (b)                               7,000,000       7,035,000
Signature Resorts, Inc. Senior Notes, 9.25%, Due
  5/15/06 (Acquired 4/09/98; Cost $3,000,000) (b)    3,000,000       3,030,000
Six Flags Entertainment Guaranteed Senior Notes,
  8.875%, Due 4/01/06                                1,000,000       1,015,000
Sun International Hotels Senior Subordinated
  Notes, 8.625%, Due 12/15/07                        5,000,000       5,162,500
Superior National Capital Trust I Notes, 10.75%,
  Due 12/01/17                                       5,405,000       5,742,812
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                      4,000,000       4,060,000
Transwestern Publishing Company LP/TWP Capital
  Corporation Senior Subordinated Notes,
  9.625%, Due 11/15/07                               8,650,000       9,125,750
21st Century Telecom Group, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03) (Acquired  2/02/98; Cost $3,043,416) (b)  5,500,000       3,135,000
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01      10,530,000      11,043,422
United International Holdings, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03) (Acquired 3/17/98; Cost $3,116,250) (b)   5,000,000       3,168,750
Universal Compression, Inc. Senior Discount Notes,
  Zero %, Due 2/15/08 (Rate Reset Effective 2/15/03)
  (Acquired 2/13/98 - 3/17/98; Cost $5,575,850) (b)  9,000,000       5,692,500
Verio, Inc. Units, 13.50%, Due 6/15/04 (Acquired
  6/17/97 - 3/18/98; Cost $12,305,000) (b)           9,500,000      13,632,500
Viking Star Shipping, Inc. First Preferred Ship
  Mortgage Notes, 9.625%, Due 7/15/03                1,942,000       2,019,680
Wam!Net, Inc. Units, Zero %, Due 3/01/05
  (Rate Reset Effective 3/01/02)                     5,000,000       3,225,000
Winstar Communications, Inc. Senior Subordinated
  Deferred Interest Notes, 11.00%, Due 3/15/08
  (Acquired 3/17/98 - 3/18/98; Cost $9,070,632) (b)  8,850,000       8,894,250
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $525,183,120)                          542,250,639
------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.3%
Key Energy Group, Inc. Subordinated Notes, 5.00%,
  Due 9/15/04                                        4,900,000       4,119,087
Lukinter Finance BV Bonds, 1.00%, Due 11/03/03       5,105,000       4,339,250
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $8,402,596)                            8,458,337
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 2.5%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D, 12.75%,
  Due 6/15/06                                        4,986,262       4,986,262
Blaylock Mortgage Capital Corporation  Subordinated
  Bonds, Series 1997-A, Class B3, 6.425%, Due
  10/15/03 (Acquired 3/11/98; Cost $3,158,335)(b)    3,351,574       3,145,251
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    21,101,232         217,554
Lehman Relocation Mortgage Trust Subordinated
  Variable Rate Mortgage-Backed Certificates,
  Series 1997-2, Class B1, 7.1263%, Due 6/28/26
  (Acquired 2/05/98; Cost $2,272,266) (b)            2,485,898       2,234,200
Merrill Lynch Credit Corporation Floating Rate
  Pass-Thru Asset-Backed Mortgage Loans,
  Series 1996-C, Class B, 7.00%, Due 9/15/21
  (Acquired 5/09/97; Cost $3,004,531) (b)            3,500,000       3,007,830
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25 (Acquired
  7/19/97; Cost $2,964,226) (b)                      3,319,886       3,025,246
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES (COST $16,601,934)
                                                                    16,616,343
------------------------------------------------------------------------------

FOREIGN BONDS 0.8%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                    8,000,000 CAD       5,616,831
------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (COST $5,225,203)                                5,616,831
------------------------------------------------------------------------------

PREFERRED STOCKS 8.9%
American Communications Services, Inc. 14.75%
  (Acquired 2/09/98; Cost $3,705,000) (b)                3,000       3,780,000
Chancellor Media Corporation Exchangeable 12.00%
  (Acquired 5/08/97 - 8/19/97; Cost $9,206,833) (b)     83,431      10,241,155
Chancellor Radio Broadcasting Company 12.25%
  Senior Series A                                       17,000       2,418,250
e.spire Communications, Inc. 12.75%                      1,162       1,353,734
IXC Communications, Inc. 12.50% Junior                   3,190       3,820,539
Intermedia Communications, Inc. 13.50% Series B
  Exchangeable                                           3,573       4,385,416
Jordan Telecommunication Products, Inc. 13.25%
  Units                                                  2,000       2,620,000
NTL, Inc. 13.00% Series B                                5,978       7,128,765

-------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                             783    $     47,372
Primedia, Inc. 8.625% Series G Exchangeable
  (Acquired 2/11/98 - 3/10/98; Cost $4,279,250) (b)     43,500       4,317,375
River Holding Corporation 11.50%
  (Acquired 4/02/98; Cost $2,000,000) (b)               20,000       2,035,000
SFX Broadcasting, Inc. 12.625% Series E                 54,219       6,384,287
Time Warner, Inc. 10.25%  Exchangeable Series K          9,375      10,570,313
21st Century Telecom Group, Inc. 13.75% Units
  (Acquired 2/02/98; Cost $1,000,000) (b)                1,000       1,120,000
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $57,318,407)                           60,222,206
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.3%
Chesapeake Energy Corporation 7.00% (Acquired
  4/17/98; Cost $ 2,000,000) (b)                        40,000       2,005,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,000,000)                 2,005,000
------------------------------------------------------------------------------

COMMON STOCKS 0.5%
Intermedia Communications, Inc.                         30,000       2,189,531
Optel, Inc. Non-Voting (Acquired 2/07/97 - 4/14/98 ;
  Cost $183,780) (b)                                     9,675         387,000
WinStar Communications, Inc.                            20,000         777,500
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $3,067,305)                                3,354,031
------------------------------------------------------------------------------

WARRANTS 0.0%
American Communications Services, Inc. Warrants,
  Expire 11/01/05 (Acquired 2/14/96 - 3/22/96;
  Cost $91,875) (b)                                      1,500         210,000
American Telecasting, Inc. Warrants, Expire 8/10/00        150              --
Metronet Communications Corporation Warrants             3,000              30
Powertel, Inc. Warrants, Expire 2/01/06                  3,264          38,760
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $95,655)                                          248,790
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.7%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.24%     $   94,900          94,900
Johnson Controls, Inc., 5.26%                              100             100
Pitney Bowes Credit Corporation, 5.26%                 428,900         428,900
                                                                  ------------
                                                                       523,900
REPURCHASE AGREEMENT 1.3%
ABN-AMRO Chicago Corporation (Dated 4/30/98), 5.45%,
  Due 5/01/98 (Repurchase proceeds $8,501,287);
  Collateralized by: $22,854,000 United States
  Treasury Strips, Zero %, Due 2/15/14
  (Market Value $8,682,920) (d)                      8,500,000       8,500,000

TIME DEPOSITS 0.3%
U.S. Dollar Hedged GKO Pass-Thru, Zero %,
  Due 6/24/98                                        2,313,324       2,289,219

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills, Due 5/14/98 thru
  7/23/98 (c)                                          140,000         139,345
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,422,517)                     11,452,464
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $629,316,737) 96.5%          650,224,641
Other Assets and Liabilities, Net 3.5%                              23,618,920
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $673,843,561
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                     Expiration   Face Amount    Appreciation
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------
Sold:
81 Ten-Year U.S. Treasury Notes         6/98     ($9,097,313)      $65,205


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                   Settlement        Value          Unrealized
                                      Date           in USD        Appreciation
-------------------------------------------------------------------------------
Sold:
7,549,055 CAD                       6/17/98       ($5,281,793)       $100,855


SWAPS
-------------------------------------------------------------------------------
Open index rate swap contract at April 30, 1998 consisted of the following:
-------------------------------------------------------------------------------
  Notional         Closing         Interest         Index           Unrealized
   Amount            Date            Sold           Bought         Depreciation
-------------------------------------------------------------------------------
$15,000,000        7/17/97       1 mo. LIBOR  Lehman Brothers Baa   ($108,491)



===============================================================================
                          STRONG SHORT-TERM BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 54.5%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                      $10,600,000     $11,424,998
Amerco Asset Backed Bonds:
  6.65%, Due 10/15/99 (Acquired 10/17/97;
  Cost $9,996,500) (b)                              10,000,000       9,991,000
  6.89%, Due 10/15/00 (Acquired 10/17/97;
  Cost $10,000,000) (b)                             10,000,000       9,959,000
Republic of Argentina Yankee Notes, 9.50%,
  Due 11/30/02                                      13,500,000      13,348,125
Atlas Air, Inc. Notes, Series 1998-1, Class C, 8.01%,
  Due 1/02/10 (Acquired 1/26/98 - 2/25/98;
  Cost $20,006,800) (b)                             20,000,000      20,032,000
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99  (Acquired 5/13/96 - 5/28/96;
  Cost $7,000,000) (b)                               7,000,000       7,106,841
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                               10,000,000      10,800,000
Republic of Brazil Yankee Bonds, 9.375%,
  Due 4/07/08                                        3,500,000       3,456,250
CMS Energy Corporation Notes, 8.125%, Due
  5/15/02                                            7,500,000       7,701,840
CMS Energy Corporation Unsecured Senior Notes,
  7.375%, Due 11/15/00 (Acquired 11/04/97;
  Cost $4,995,850) (b)                               5,000,000       5,040,220
California Energy, Inc. Senior Notes, 9.875%,
  Due 6/30/03                                        9,442,000      10,256,373
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset
  Effective 12/01/99)                                9,000,000       8,505,000
Century Communications Corporation Senior
  Notes, 8.75%, Due 10/01/07                         5,000,000       5,200,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG SHORT-TERM BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Coca-Cola Femsa SA de CV Senior Notes, 9.40%,
  Due 8/15/04 (Acquired 12/03/97;
  Cost $5,217,100) (b)                             $ 5,000,000     $ 5,318,895
Computer Associates International, Inc. Bonds,
  6.25%, Due 4/15/03 (Acquired 4/21/98;
  Cost $2,505,281) (b)                               2,510,000       2,499,930
ContiFinancial Corporation Senior Notes:
  7.50%, Due 3/15/02                                 4,310,000       4,293,790
  8.375%, Due 8/15/03                               11,750,000      12,106,895
Continental Airlines, Inc. Pass-Thru Certificates,
  Series 1998-2A, 6.41%, Due 4/15/07                 2,500,000       2,506,000
Continental Airlines, Inc. Senior Notes, 9.50%,
  Due 12/15/01                                      14,750,000      15,635,000
Continental Airlines Pass-Thru Certificates,
  Series 1997-2D, 7.522%, Due 6/30/01               13,369,000      13,609,508
Custom Repackaged Asset Vehicle Trusts - CRAVE
  Trust Certificates, Series 1997-800, 6.86%, Due
  8/12/00 (Acquired 8/14/97; Cost $4,999,200) (b)    5,000,000       5,036,000
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates, Series
  1996-401, 7.35%, Due 7/17/06 (Acquired 10/16/96;
  Cost $4,474,837) (b)                               4,488,662       4,617,792
Custom Repackaged Asset Vehicle Trusts - Walt
  Disney Credit-Linked Trust Certificates, Series
  1996-403, 7.20%, Due 1/10/07 (Acquired 12/18/96;
  Cost $4,247,174) (b)                               4,249,979       4,366,284
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07 (c)           19,066,956      21,556,338
  Series 1993-A1, 9.875%, Due 4/30/08                7,992,511       9,254,689
Digital Equipment Corporation Notes, 7.125%,
  Due 10/15/02                                      10,000,000      10,103,950
Walt Disney Company Euro-Dollar Senior Notes,
  2.00%, Due 3/01/00 (Acquired 9/19/96; Cost
  $12,393,116) (b)                                  10,000,000      10,950,000
Duke Realty LP Notes, 7.05%, Due 3/01/06             3,000,000       3,050,400
EOP Operating LP Mandatory Par Put Remarketed
  Securities, 6.376%, Due 2/15/02 (Acquired
  2/12/98; Cost $10,000,000) (b)                    10,000,000       9,984,200
EOP Operating LP Notes, 6.375%, Due 2/15/03
  (Acquired 2/12/98; Cost $998,700) (b)              1,000,000         995,838
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                      10,500,000      12,022,500
Export-Import Bank Korea Yankee Notes, 7.10%,
  Due 3/15/07                                        8,300,000       7,732,695
First Nationwide Holdings, Inc. Senior Subordinated
  Notes, 10.625%, Due 10/01/03                       2,000,000       2,245,000
Fuji JGB Investment LLC Preferred Bonds, Series A,
  9.87%, Due 12/31/49 (Rate Reset Effective 6/30/08)
  (Acquired 3/05/98 - 3/12/98; Cost $10,468,400)(b) 10,500,000       9,967,293
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03                               5,000,000       5,693,500
Grupo Industrial Durango Yankee Notes, 12.00%,
  Due 7/15/01                                        4,000,000       4,390,000
Gulf Canada Resources, Ltd. Senior Yankee Notes,
  8.35%, Due 8/01/06                                12,800,000      13,857,523
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00             9,116,000       9,298,320
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                        16,677,000      19,845,630
Huntington Capital I Variable Rate Capital Income
  Securities, 6.4188%, Due 2/01/27                  16,500,000      16,082,633
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    5,000,000       5,705,635
Republic of Korea Yankee Notes, 8.75%,
  Due 4/15/03                                       14,000,000      14,037,450
Lehman Brothers Holdings, Inc. Bonds, 6.25%,
  Due 4/01/03                                        5,000,000       4,979,600
Long Island Lighting Company Debentures, 8.90%,
  Due 7/15/19                                        6,019,000       6,409,994
Marine Midland Bank Floating Rate Notes, 5.875%,
  Due 12/31/09  (c)                                  4,400,000       4,274,600
Fred Meyer, Inc. Senior Notes, 7.15%, Due 3/01/03   15,000,000      14,936,400
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                      17,910,000      22,835,250
NWA Trust Structured Enhanced Return Trusts
  1998, 8.7063%, Due 4/15/11                        15,000,000      15,240,000
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99      1,968,000       1,833,763
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                   13,000,000      13,922,688
Republic of Panama Notes, 7.875%, Due 2/13/02
  (Acquired 5/09/97 - 2/04/98; Cost $14,847,250)(b) 15,000,000      15,090,000
Republic of Panama Yankee Notes, 8.25%,
  Due 4/22/08                                        6,000,000       6,000,000
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                        8,300,000       8,908,324
Parametric RE, Ltd. Floating Rate Notes, 10.2063%,
  Due 11/19/07 (Acquired 11/12/97; Cost $750,000) (b)  750,000         753,750
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 12/20/96 -
  1/15/97; Cost $11,565,210) (b)                    11,500,000      12,139,998
SB Treasury Company LLC, 9.40%,Due 12/29/49
  (Acquired 3/12/98; Cost $5,125,000) (b)            5,000,000       5,084,895
SIG Capital Trust I Securities, 9.50%, Due 8/15/27  10,250,000      10,429,375
Socgen Real Estate LLC Bonds, 7.64%, Due
  12/29/49 (Rate Reset Effective 10/01/07) (Acquired
  8/21/97 - 12/02/97; Cost $14,978,600) (b)         15,000,000      15,078,075
Spintab AB Floating Rate Subordinated Notes,
  6.2758%, Due 12/29/49 (Acquired 11/21/97;
  Cost $30,000,000) (b)                             30,000,000      30,073,380
Star Capital Trust I Floating Rate Securities,
  6.4525%, Due 6/15/27                              10,000,000       9,913,510
Suntrust Capital Trust I Floating Rate Preferred
  Securities, 6.295%, Due 5/15/27                   10,000,000       9,996,280
Superior Financial Corporation Senior Notes,
  8.65%, Due 4/01/03 (Acquired 3/27/98;
  Cost $1,250,000) (b)                               1,250,000       1,270,175
Swedbank Floating Rate Debt Unit (Medium
  Term Structured Enhanced Return Trusts 1996,
  Series R-35), 6.475%, Due 11/10/02 (Acquired
  10/16/96; Cost $10,000,000) (b)                   10,000,000       9,865,000
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                      31,515,000      34,672,992
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05             26,770,000      29,849,781
Time Warner Pass-Thru Asset Trust Securities,
  Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $15,264,000) (b)          16,000,000      15,844,160
Union Bank of Norway Debt Unit with Premium
  Call (Medium Term Structured Enhanced Return
  Trusts 1996, Series R-33), 7.05%, Due 12/20/00
  (Acquired 4/03/96 - 11/06/96;
  Cost $12,243,008) (b)                             12,500,000      12,468,750
Union Planters Trust Capital Securities, 8.20%,
  Due 12/15/26                                       3,000,000       3,125,607
United Air Lines, Inc. Debentures, 10.25%,
  Due 7/15/21                                        4,850,000       6,545,739
Valero Pass-Thru Asset Trust 1997-1 Securities,
  6.75%, Due 12/15/02 (Acquired 12/05/97;
  Cost $9,985,600) (b)                              10,000,000      10,077,560

-------------------------------------------------------------------------------
===============================================================================
                    STRONG SHORT-TERM BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Viacom International, Inc. Senior Subordinated
  Notes, 8.75%, Due 5/15/01 (Rate Reset
  Effective 5/15/98)                              $ 20,000,000    $ 20,353,400
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $721,527,659)                          731,558,381
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.1%
Lukinter Finance BV Bonds, 1.00%, Due 11/03/03       2,000,000       1,700,000
------------------------------------------------------------------------------
TOTAL CONVERIBLE BONDS (COST $1,754,257)                             1,700,000
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 16.9%
AMRESCO Commercial Mortgage Funding I Corporation
  Variable Rate Depositor Mortgage Pass-Thru
  Certificates, Series 1997-1, 7.5434%, Due 9/26/27
  (Acquired 12/11/97; Cost $4,404,818) (b)           4,414,477       4,403,440
BCF LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 6/25/25
  (Acquired 6/17/97; Cost $7,013,898) (b)            7,009,182       7,052,990
CS First Boston Mortgage Securities Corporation
  Mortgage Backed Certificates, 7.25%,
  Due 8/25/27                                        3,968,235       3,993,036
CS First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class D, 7.3875%, Due 4/25/11    3,106,879       3,137,948
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class
  A-Z1, 9.50%, Due 12/25/21                          2,045,433       2,094,012
Chase Mortgage Finance Corporation Variable
  Rate Multiclass Mortgage Pass-Thru Certificates,
  Series 1992-2,Class B2, 8.0749%, Due 8/28/23
  (Acquired 9/27/96 - 9/03/97;  Cost $5,453,263) (b) 5,429,140       5,415,567
Citicorp Mortgage Securities, Inc. Mortgage Pass-
  Thru Certificates, Series 1987-2, 8.50%,
  Due 4/25/02                                        5,011,852       5,000,575
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (Acquired 10/23/96;
  Cost $2,253,650) (b)                               2,287,426       2,300,304
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable Rate
  Pass-Thru Certificates, Series 1988-8, Class A-1,
  8.4844%, Due 6/25/18                               4,881,175       5,002,687
Cityscape Home Loan Owners' Trust Asset
  Backed Notes, Series 1997-1, Class A-3,
  6.63%, Due 3/25/18                                 5,350,000       5,369,260
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18               1,413,232         803,562
Collateralized Mortgage Obligation Trust 61,
  Class Z, 9.10%, Due 1/01/20                        2,710,881       2,804,311
Collateralized Mortgage Obligation Trust Inverse
  Floating Rate Collateralized Mortgage Obligation,
  Series 13, Class Q, 15.4111%, Due 1/20/03          1,026,354       1,094,866
ContiMortgage Home Equity Loan Trust Interest
  Only Senior Strip Certificates, Series 1996-2,
 Class A, 1.18%, Due 7/15/27 (Acquired 6/14/96;
  Cost $3,517,582) (b)                             121,947,905       2,525,541
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28 (Acquired
  9/18/97; Cost $3,233,085) (b)                      3,233,085       3,229,044
DLJ Mortgage Acceptance Corporation Variable Rate
  Mortgage Pass-Thru Certificates, Series
  92-Q4, Class A-2, 7.4196%, Due 7/25/22             1,941,645       1,965,289
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03                 22,920,190         320,883
Delta Funding Home Equity Loan Trust Asset
  Backed Certificates, Series 1997-4,
  Class A-4F, 7.07%, Due 12/25/28                   10,225,000      10,250,563
Deutsche Mortgage and Asset Receiving
  Corporation, Series 1998-C1, Class X,
  Interest Only, 1.2545%, Due 2/15/23              145,000,000      10,150,000
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20         4,740,919       4,883,146
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
  Only, Due 11/26/17                                 8,290,792       5,824,281
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.2861%, Due 2/25/21 (Acquired 4/18/96;
  Cost $11,116,928) (b)                             10,898,949      11,157,799
Kmart CMBS Financing, Inc. Floating Rate Commercial
  Mortgage Pass-Thru Certificates, Series 1997-1,
  Class D, 6.7563%, Due 3/01/07 (Acquired 3/10/97;
  Cost $4,516,875) (b)                               4,500,000       4,504,230
ML TR X Collateralized Mortgage Obligation,
  Class C, Principal Only, Due 7/25/17               8,065,951       6,493,228
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.75%,
  Due 8/17/23                                        9,523,457       9,434,222
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1, Interest
  Only, 0.5996%, Due 11/25/20                       52,453,292         770,539
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates, Series
  1994-A, Class A-5, 7.035%, Due 2/15/24            16,123,441      16,120,861
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  (Acquired 12/23/97; Cost $2,895,057) (b)           2,895,057       2,895,057
Morgan Stanley Capital I Variable Rate Commercial
  Mortgage Pass-Thru Certificates, Series 1997-RR,
  Class A, 6.8848%, Due 4/28/04 (Acquired
  11/21/97; Cost $4,903,440) (b)                     4,921,310       4,930,562
NPF XI, Inc. Health Care Receivables Program 97-1
  Notes, Class A, 6.815%, Due 7/01/01 (Acquired
  6/19/97; Cost $4,999,944) (b)                      5,000,000       5,040,650
Prudential Home Mortgage Securities Company Mortgage
  Pass-Thru Certificates, Series 1992-26,
  Class A-18, 7.50%, Due 8/25/07                     2,150,021       2,159,094
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class B2-2, 7.90%, Due 4/28/22 (Acquired
  10/03/96 - 3/08/98; Cost $14,579,525) (b)         14,555,347      14,655,488
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Pass-Thru Certificates, Series
  1994-C2, Class E, 8.00%, Due 4/25/25              11,697,357      11,967,098
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1991-11, Class 1-L, 8.625%, Due 10/25/21   11,850,000      11,998,125
  Series 1992-1, Class A-2, 7.979%, Due 8/25/20      2,603,589       2,600,335
  Series 1992-6, Class A-4, 7.5279%, Due 11/25/25    1,370,375       1,366,949
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series
  1993-M23, Class A-1, 6.97%, Due 8/28/23            2,092,304       2,095,568

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG SHORT-TERM BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-1, 7.4004%, Due 3/25/20              $ 2,771,849    $  2,813,427
  Series 1992-3, Class A-2, 7.4751%, Due 6/25/20     7,503,182       7,493,803
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.722%,
  Due 11/25/30                                       1,924,148       2,013,737
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 11.913%, Due 6/25/23          2,197,606       2,300,630
SWP Mortgage Securities Trust Mortgage Pass- Thru
  Certificates, Series 1993-1, Class A, 6.54%, Due
  12/15/02 (Acquired 1/23/98; Cost $3,798,636) (b)   3,775,042       3,783,310
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru
  Certificates, Series 1987-3, Class A, Principal
  Only, Due 10/23/17                                 1,615,554       1,287,813
Santa Barbara Savings & Loan Association Real
  Estate Mortgage Investment Conduit
  Participation Certificates, Series 1988-A, Class 2,
  Principal Only, Due 9/01/18                        1,322,812       1,024,359
Shearson Lehman Pass-Thru Securities, Inc. Asset
  Trust Variable Rate Pass-Thru Certificates,
  Series 88-3, 7.7198%, Due 9/15/18                  5,715,666       5,729,955
Structured Asset Securities Corporation
  Collateralized Mortgage Obligation, Series
  1991-2, Class SC, 16.92%, Due 1/20/20              2,840,070       2,917,717
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Due 6/25/23              1,064,116         780,594
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1, 7.15%,Due
  12/01/20 (Acquired 12/02/93; Cost $441,831) (b)      441,831         441,831
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES (COST $225,928,768)
                                                                   226,398,286
------------------------------------------------------------------------------

FOREIGN BONDS 0.9%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                 18,091,000 CAD        12,701,761
------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (COST $11,800,333)                              12,701,761
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 17.9%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                 1,438,711       1,445,904
  8.50%, Due 4/01/01 thru 1/01/05                      890,738         920,276
  8.75%, Due 10/01/01                                  747,289         760,486
  9.00%, Due 5/01/06 thru 8/01/18                   14,070,720      14,970,079
  9.50%, Due 3/01/11                                   470,411         501,406
  9.75%, Due 8/01/02                                 2,153,777       2,236,094
  10.25%, Due 7/01/09 thru 1/01/10                     565,452         611,838
  10.50%, Due 1/01/16 thru 7/01/19                   1,247,148       1,372,838
  10.75%, Due 9/01/09 thru 10/01/17                    628,678         687,978
  11.25%, Due 11/01/09                                 432,227         478,419
FHLMC Variable Rate Participation Certificates,
  7.545%, Due 5/01/26                               12,200,215      12,676,756
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 12/01/13 thru 9/01/23                  14,264,880      14,881,934
  8.50%, Due 4/01/08 thru 2/01/23                   30,054,035      31,884,770
  9.00%, Due 11/01/24                                3,045,413       3,266,205
  9.40%, Due 10/25/19                               17,118,674      18,482,073
  9.50%, Due 2/01/11 thru 3/01/15                   10,983,418      11,882,771
  10.00%, Due 7/01/04 thru 6/25/19                  20,571,794      22,459,892
  11.00%, Due 10/15/20                              30,907,661      34,664,796
  12.00%, Due 3/01/17                                6,418,310       7,369,695
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1992-41, Class J, Accretion Directed
  Interest Only, 1005.049%, Due 12/25/02                 1,614          25,822
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Series 1995-G2, Class IO, Interest
  Only, 1.9751%, Due 5/25/20                        12,083,315       2,240,452
FNMA Stripped Mortgage-Backed Securities:
  Series 107, Class 1, Principal Only, Due 10/25/06  2,605,841       2,245,922
  Series 1993-M1, Class N, Interest Only, 0.84%,
  Due 4/25/20                                       35,426,717         210,435
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                6,906,658       7,175,742
  9.00%, Due 11/15/24                                2,660,637       2,879,970
  9.75%, Due 9/15/05 thru 11/15/05                   1,748,017       1,836,048
  10.00%, Due 2/20/18                                  664,077         724,834
  11.50%, Due 4/15/13                                  137,679         156,606
  12.50%, Due 4/15/19                               28,646,118      33,050,459
Small Business Administration Guaranteed Loan,
  Group #0190, Variable Rate Interest Only
  Certificates, 3.069%, Due 7/30/18                 20,992,233       2,414,107
Small Business Administration Guaranteed Loan,
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.4036%, Due 2/15/18              10,192,831         917,355
USGI FHA Insured Project Pool #2047, 6.90%,
  Due 8/01/14                                          453,420         448,886
USGI FHA Insured Project Pool Banco 85, 7.387%,
  Due 11/24/19                                       3,252,050       3,259,172
United States Treasury Notes, 5.75%, Due 8/15/03     1,240,000       1,243,827
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $237,918,561) 240,383,847
------------------------------------------------------------------------------

PREFERRED STOCKS 7.4%
Banco Central Hispanoamericano, SA Eurocap             400,000      10,100,000
California Federal Capital Corporation  9.125%
  Exchangeable Series A                                320,000       8,640,000
First Nationwide Bank, Dallas, Texas 11.50%             89,100      10,157,400
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 11/15/96 -
  2/09/98; Cost $15,678,751) (b)                       552,045      15,429,658
Norwest Corporation Series A, Cumulative
  Tracking Preferred Stock/Residential
  Home  Mortgage LLC (Acquired 12/16/94;
  Cost $23,000,000) (b)                                115,000      23,779,700
Parmalat Capital Finance 8.1523% Series B              300,000       7,540,800
Time Warner, Inc. 10.25% Exchangeable Series K          12,028      13,561,570
Webster Capital Corporation 7.375% Series A             10,000      10,093,700
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $97,607,357)                           99,302,828
------------------------------------------------------------------------------

OPTIONS 0.3%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                               $39,583,333       4,187,917
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $1,832,838)                                      4,187,917
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.0%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.26%                          276,700         276,700
Pitney Bowes Credit Corporation, 5.26%                 293,200         293,200
                                                                  ------------
                                                                       569,900

-------------------------------------------------------------------------------
===============================================================================
                    STRONG SHORT-TERM BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 0.1%
Residential Reinsurance, Ltd. Floating Rate Notes,
  11.4397%, Due 12/15/98 (Acquired 6/10/97;
  Cost $1,000,000) (b)                              $1,000,000  $    1,015,000

REPURCHASE AGREEMENT 0.7%
ABN-ARMO Chicago Corporation (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase proceeds
  $8,801,332); Collateralized by: $27,272,000 United
  States Treasury Strips, Zero %, Due 5/15/16
  (Market Value $8,989,397) (d)                      8,800,000       8,800,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills, Due 5/21/98
  thru 7/23/98 (c)                                   2,965,000       2,948,192
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,317,124)                     13,333,092
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,311,686,897) 99.0%      1,329,566,112
Other Assets and Liabilities, Net 1.0%                              13,357,074
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,342,923,186
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                     Expiration   Face Amount    Appreciation
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------
Sold:
  856 Five-Year U.S. Treasury Notes     6/98    ($ 93,210,375)    ($145,045)
1,140      Ten-Year U.S. Treasury Notes 6/98     (128,036,250)      252,057
  488      U.S. Treasury Bonds          6/98      (58,666,750)      341,506


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                   Settlement        Value          Unrealized
                                      Date           in USD        Appreciation
-------------------------------------------------------------------------------
Sold:
17,071,245 CAD                      6/17/98       ($11,944,114)      $228,070



===============================================================================
                    STRONG SHORT-TERM HIGH YIELD BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 89.5%
Adelphia Communications Corporation Senior
  Debentures, 11.875%, Due 9/15/04                  $1,000,000      $1,105,000
Adelphia Communications Corporation Senior
  Notes, 9.25%, Due 10/01/02                         2,000,000       2,075,000
Aftermarket Technology Corporation Senior
  Subordinated Notes, Series B, 12.00%,
  Due 8/01/04                                        1,000,000       1,110,000
Alliance Imaging, Inc. Senior Subordinated
  Floating Rate Notes, 10.0963%, Due 12/15/05        1,500,000       1,503,750
American Media Operations, Inc. Senior
  Subordinated Notes, 11.625%, Due 11/15/04          2,225,000       2,414,125
Atlas Air, Inc. Pass-Thru Trust Certificates,
  12.25%, Due 12/01/02                               2,450,000       2,699,092
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset
  Effective 12/01/99)                                1,600,000       1,512,000
Cencall Communications Corporation Senior Discount
  Notes, Zero %, Due 1/15/04 (Rate Reset
  Effective 1/15/99)                                 1,000,000         976,250
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                               2,635,000       2,740,400
Clark-Schwebel Holdings, Inc. Senior Debentures,
  12.50%, Due 7/15/07                                2,091,988       2,227,967
Coinmach Corporation Senior Notes, Series D,
  11.75%, Due 11/15/05                               2,000,000       2,240,000
Day International Group, Inc. Senior Subordinated
  Notes, Series B, 11.125%, Due 6/01/05              2,000,000       2,170,000
Finlay Enterprises Senior Discount Debentures,
  Zero%, Due 5/01/05 (Rate Reset Effective 5/01/98)  1,000,000       1,020,000
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                         1,000,000       1,110,000
First Nationwide Holdings, Inc. Senior Subordinated
  Notes, 10.625%, Due 10/01/03                       1,435,000       1,610,788
Florists Transworld Delivery, Inc. Senior
  Subordinated Notes, Series B, 14.00%,
  Due 12/15/01                                       1,000,000       1,110,000
Fresh Del Monte Produce NV Yankee Notes,
  Series B, 10.00%, Due 5/01/03                      2,000,000       2,110,000
Graham Packaging Company/GPC Capital Corporation I
  Floating Rate Notes, 9.2813%, Due 1/15/08
  (Acquired 1/23/98; Cost $1,000,000) (b)            1,000,000       1,000,000
Horseshoe Gaming LLC Senior Notes, Series B,
  12.75%, Due 9/30/00                                2,489,000       2,762,790
Huntsman Polymers Corporation Senior Notes,
  11.75%, Due 12/01/04                               1,660,000       1,842,600
Interlake Corporation Senior Subordinated
  Debentures, 12.125%, Due 3/01/02                   2,000,000       2,070,000
KCS Energy, Inc. Senior Notes, Series B, 11.00%,
  Due 1/15/03                                        1,225,000       1,349,031
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02     3,000,000       3,540,000
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       2,000,000       2,550,000
NL Industries Senior Secured Notes, 11.75%,
  Due 10/15/03                                       2,819,000       3,143,185
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03     2,000,000       2,305,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                2,000,000       2,300,000
Plitt Theatres, Inc. Senior Subordinated Yankee
  Notes, 10.875%, Due 6/15/04                        2,000,000       2,175,000
Premier Parks, Inc. Senior Notes, Series A, 12.00%,
  Due 8/15/03                                        2,000,000       2,227,500
Repap New Brunswick, Inc. First Priority Senior
  Secured Floating Rate Notes, 9.00%, Due 7/15/00    1,600,000       1,600,000
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                     1,000,000       1,115,000
Showboat Marina Casino Partnership/Showboat Marina
  Finance Corporation First Mortgage
  Notes, Series B, 13.50%, Due 3/15/03               1,500,000       1,766,250
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                               1,530,000       1,725,075
Superior Financial Corporation Senior Notes, 8.65%,
  Due 4/01/03 (Acquired 3/27/98;
  Cost $2,000,000) (b)                               2,000,000       2,032,280
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01       3,660,000       3,838,454
United Stationer Supply Senior Subordinated Notes,
  12.75%, Due 5/01/05                                2,000,000       2,300,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
              STRONG SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Viking Star Shipping, Inc. First Preferred Ship
  Mortgage Notes, 9.625%, Due 7/15/03               $2,000,000     $ 2,080,000
Westpoint Stevens, Inc. Senior Subordinated
  Debentures, 9.375%, Due 12/15/05                   3,000,000       3,187,500
World Color Press, Inc. Senior Subordinated Notes,
  9.125%, Due 3/15/03                                1,000,000       1,040,000
Young Broadcasting, Inc. Senior Subordinated
  Notes, 11.75%, Due 11/15/04                        2,200,000       2,436,500
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $79,319,013)                            80,120,537
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%
Blaylock Mortgage Capital Corporation Subordinated
  Bonds, Series 1997-A, Class B3, 6.425%,
  Due 10/15/03 (Acquired 3/11/98;
  Cost $1,884,688) (b)                               2,000,000       1,876,880
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES ( COST $1,887,302)       1,876,880
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.0%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             183,500         183,500
Johnson Controls, Inc., 5.26%                           87,600          87,600
Pitney Bowes Credit Corporation, 5.26%                  72,800          72,800
Wisconsin Electric Power Company, 5.24%                    100             100
                                                                   -----------
                                                                       344,000
REPURCHASE AGREEMENT 3.6%
ABN-AMRO Chicago Corporation (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase proceeds
  $3,200,484); Collateralized by: $3,112,000 United
  States Treasury Bonds, 6.375%, Due 8/15/27
  (Market Value $3,200,000) (d)                      3,200,000       3,200,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,544,000)                       3,544,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $84,750,315) 95.6%            85,541,417
Other Assets and Liabilities, Net 4.4%                               4,001,172
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $89,542,589
==============================================================================


CURRENCY ABBREVIATIONS
------------------------------------------------------------------------------
CAD  Canadian Dollar


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) See Note 2(H) of notes to financial statements.
(e) When-issued security.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
April 30, 1998 (Unaudited)
                                                                            (In Thousands, Except Per Share Amounts)
                                                                    STRONG CORPORATE    STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                        BOND FUND        SECURITIES FUND        BOND FUND
                                                                    ----------------    -----------------   -----------------
ASSETS:
  Investments in Securities, at Value (Cost of $667,309, $1,017,163
     and $629,317, respectively)                                         $676,028          $1,024,709            $650,225
  Receivable for Securities Sold                                           24,052              15,262              19,005
  Receivable for Fund Shares Sold                                             320               1,016               1,855
  Dividends and Interest Receivable                                        11,280              15,258               9,914
                                                                         --------          ----------            --------
  Total Assets                                                            711,680           1,056,245             680,999

LIABILITIES:
  Payable for Securities Purchased                                         15,504              16,482               1,925
  Payable for Fund Shares Redeemed                                            138                 171                 478
  Dividends Payable                                                         3,694               4,491               4,534
  Accrued Operating Expenses and Other Liabilities                            580                 189                 218
                                                                         --------          ----------            --------
  Total Liabilities                                                        19,916              21,333               7,155
                                                                         --------          ----------            --------
NET ASSETS                                                               $691,764          $1,034,912            $673,844
                                                                         ========          ==========            ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                          $708,629          $1,014,941            $639,252
  Undistributed Net Investment Income                                          62                  --                  28
  Undistributed Net Realized Gain (Loss)                                  (25,781)             12,321              13,599
  Net Unrealized Appreciation                                               8,854               7,650              20,965
                                                                         --------          ----------            --------
  Net Assets                                                             $691,764          $1,034,912            $673,844
                                                                         ========          ==========            ========
Capital Shares Outstanding (Unlimited Number Authorized)                   61,580              96,218              55,739

NET ASSET VALUE PER SHARE                                                  $11.23              $10.76              $12.09
                                                                           ======              ======              ======

                                                                                   STRONG SHORT-TERM   STRONG SHORT-TERM HIGH
                                                                                       BOND FUND           YIELD BOND FUND
                                                                                   -----------------   ----------------------
ASSETS:
  Investments in Securities, at Value (Cost of $1,311,687
     and $84,750, respectively)                                                       $1,329,566               $85,541
  Receivable for Securities Sold                                                           4,010                 1,016
  Receivable for Fund Shares Sold                                                            357                 1,040
  Interest Receivable                                                                     18,316                 2,413
  Other Assets                                                                                --                    27
                                                                                      ----------               -------
  Total Assets                                                                         1,352,249                90,037

LIABILITIES:
  Payable for Fund Shares Redeemed                                                           153                    --
  Dividends Payable                                                                        7,144                   482
  Accrued Operating Expenses and Other Liabilities                                         2,029                    12
                                                                                      ----------               -------
  Total Liabilities                                                                        9,326                   494
                                                                                      ----------               -------
NET ASSETS                                                                            $1,342,923               $89,543
                                                                                      ==========               =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                                       $1,414,592               $88,103
  Undistributed Net Investment Income                                                         80                    --
  Undistributed Net Realized Gain (Loss)                                                 (90,305)                  649
  Net Unrealized Appreciation                                                             18,556                   791
                                                                                      ----------               -------
  Net Assets                                                                          $1,342,923               $89,543
                                                                                      ==========               =======
Capital Shares Outstanding (Unlimited Number Authorized)                                 137,370                 8,537

NET ASSET VALUE PER SHARE                                                                  $9.78                $10.49
                                                                                           =====                ======

                                                                                                                    25

                                                 See notes to financial statements.

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30, 1998 (Unaudited)
                                                                                          (In Thousands)
                                                                    STRONG CORPORATE   STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                        BOND FUND       SECURITIES FUND        BOND FUND
                                                                    ----------------   -----------------   -----------------
INCOME:
  Interest                                                               $21,181            $29,983             $26,694
  Dividends                                                                1,071                965               1,956
                                                                         -------            -------             -------
  Total Income                                                            22,252             30,948              28,650

EXPENSES:
  Investment Advisory Fees                                                 1,865              2,812               1,913
  Custodian Fees                                                              16                 26                  16
  Shareholder Servicing Costs                                                542                753                 367
  Other                                                                      154                165                 175
                                                                         -------            -------             -------
  Total Expenses                                                           2,577              3,756               2,471
                                                                         -------            -------             -------
NET INVESTMENT INCOME                                                     19,675             27,192              26,179

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                            6,708             15,995              13,704
    Futures Contracts, Options and Forward Foreign Currency Contracts       (124)            (3,431)               (250)
    Foreign Currencies                                                         2                 --                  29
                                                                         -------            -------             -------
    Net Realized Gain                                                      6,586             12,564              13,483
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                             (180)           (11,286)              8,525
    Futures Contracts, Options and Forward Foreign Currency Contracts        210              2,608                 222
                                                                         -------            -------             -------
    Change in Unrealized Appreciation/Depreciation                            30             (8,678)              8,747
                                                                         -------            -------             -------
NET GAIN                                                                   6,616              3,886              22,230
                                                                         -------            -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $26,291            $31,078             $48,409
                                                                         =======            =======             =======

                                                                                  STRONG SHORT-TERM   STRONG SHORT-TERM HIGH
                                                                                      BOND FUND           YIELD BOND FUND
                                                                                  -----------------   ----------------------
INCOME:
  Interest                                                                             $46,665                $2,668
  Dividends                                                                              2,996                    --
                                                                                       -------                ------
  Total Income                                                                          49,661                 2,668

EXPENSES:
  Investment Advisory Fees                                                               4,087                   209
  Custodian Fees                                                                            25                     3
  Shareholder Servicing Costs                                                              979                    51
  Federal and State Registration Fees                                                       43                    41
  Other                                                                                    171                    14
                                                                                       -------                ------
  Total Expenses                                                                         5,305                   318
                                                                                       -------                ------
NET INVESTMENT INCOME                                                                   44,356                 2,350

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                                            856                   650
    Futures Contracts, Options and Forward Foreign Currency Contracts                   (9,149)                   --
    Foreign Currencies                                                                      50                    --
                                                                                       -------                ------
    Net Realized Gain (Loss)                                                            (8,243)                  650
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                            188                 1,028
    Futures Contracts, Options and Forward Foreign Currency Contracts                    7,198                    --
                                                                                       -------                ------
    Net Change in Unrealized Appreciation/Depreciation                                   7,386                 1,028
                                                                                       -------                ------
NET GAIN (LOSS)                                                                           (857)                1,678
                                                                                       -------                ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $43,499                $4,028
                                                                                       =======                ======

26

                                               See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     (In Thousands)
                                                                    STRONG CORPORATE                STRONG GOVERNMENT
                                                                       BOND FUND                     SECURITIES FUND
                                                           -------------------------------    -------------------------------
                                                           SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                            APRIL 30, 1998   OCT. 31, 1997     APRIL 30, 1998   OCT. 31, 1997
                                                           ----------------  -------------    ----------------  -------------
                                                              (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
  Net Investment Income                                         $ 19,675       $ 24,340          $   27,192        $ 44,125
  Net Realized Gain                                                6,586         12,133              12,564          11,201
  Change in Unrealized Appreciation/Depreciation                      30          3,082              (8,678)          7,916
                                                                --------       --------          ----------        --------
  Increase in Net Assets Resulting from Operations                26,291         39,555              31,078          63,242
                                                                --------       --------          ----------        --------
DISTRIBUTIONS FROM NET INVESTMENT INCOME                         (19,613)       (24,340)            (27,192)        (44,125)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      302,751        290,340             356,397         426,918
  Proceeds from Reinvestment of Dividends                         16,175         19,815              24,003          37,418
  Payment for Shares Redeemed                                   (126,133)      (130,685)           (192,841)       (277,671)
                                                                --------       --------          ----------        --------
  Increase in Net Assets from Capital Share Transactions         192,793        179,470             187,559         186,665
                                                                --------       --------          ----------        --------
TOTAL INCREASE IN NET ASSETS                                     199,471        194,685             191,445         205,782

NET ASSETS:
  Beginning of Period                                            492,293        297,608             843,467         637,685
                                                                --------       --------          ----------        --------
  End of Period                                                 $691,764       $492,293          $1,034,912        $843,467
                                                                ========       ========          ==========        ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            26,934         26,715              33,081          40,687
  Issued in Reinvestment of Dividends                              1,444          1,833               2,231           3,570
  Redeemed                                                       (11,216)       (12,097)            (17,907)        (26,516)
                                                                  ------         ------              ------          ------
  Net Increase in Shares of the Fund                              17,162         16,451              17,405          17,741
                                                                  ======         ======              ======          ======

                                                                  STRONG HIGH-YIELD                 STRONG SHORT-TERM
                                                                      BOND FUND                         BOND FUND
                                                           -------------------------------    -------------------------------
                                                           SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                            APRIL 30, 1998   OCT. 31, 1997     APRIL 30, 1998   OCT. 31, 1997
                                                           ----------------  -------------    ----------------  -------------
                                                              (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
  Net Investment Income                                         $ 26,179        $ 35,544         $   44,356       $   87,171
  Net Realized Gain                                               13,483          15,012             (8,243)           3,621
  Change in Unrealized Appreciation/Depreciation                   8,747           8,476              7,386             (186)
                                                                --------        --------         ----------       ----------
  Increase in Net Assets Resulting from Operations                48,409          59,032             43,499           90,606

DISTRIBUTIONS:
  From Net Investment Income                                     (26,151)        (35,544)           (43,724)         (87,171)
  In Excess of Net Investment Income                                  --              (9)                --             (244)
  From Net Realized Gains                                        (14,785)         (3,167)                --               --
                                                                --------        --------         ----------       ----------
  Total Distributions                                            (40,936)        (38,720)           (43,724)         (87,415)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      411,512         820,857            292,957          620,442
  Proceeds from Reinvestment of Dividends                         33,262          30,446             37,052           72,872
  Payment for Shares Redeemed                                   (288,367)       (578,653)          (296,656)        (534,521)
                                                                --------        --------         ----------       ----------
  Increase in Net Assets from Capital Share Transactions         156,407         272,650             33,353          158,793
                                                                --------        --------         ----------       ----------
TOTAL INCREASE IN NET ASSETS                                     163,880         292,962             33,128          161,984

NET ASSETS:
  Beginning of Period                                            509,964         217,002          1,309,795        1,147,811
                                                                --------        --------         ----------       ----------
  End of Period                                                 $673,844        $509,964         $1,342,923       $1,309,795
                                                                ========        ========         ==========       ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            34,166          70,489             29,922           63,352
  Issued in Reinvestment of Dividends                              2,786           2,617              3,785            7,441
  Redeemed                                                       (23,923)        (49,664)           (30,301)         (54,580)
                                                                  ------          ------             ------           ------
  Net Increase in Shares of the Fund                              13,029          23,442              3,406           16,213
                                                                  ======          ======             ======           ======
                                                                                                                          27

                                                   See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------
                                                                  (In Thousands)
                                                                      STRONG
                                                                  SHORT-TERM HIGH
                                                                  YIELD BOND FUND
                                                          -------------------------------
                                                          SIX MONTHS ENDED   PERIOD ENDED
                                                           APRIL 30, 1998   OCT. 31, 1997
                                                          ----------------  -------------
                                                             (UNAUDITED)       (NOTE 1)
OPERATIONS:
  Net Investment Income                                        $ 2,350         $   624
  Net Realized Gain                                                650             255
  Change in Unrealized Appreciation/Depreciation                 1,028            (236)
                                                               -------         -------
  Increase in Net Assets Resulting from Operations               4,028             643

DISTRIBUTIONS:
  From Net Investment Income                                    (2,350)           (624)
  From Net Realized Gains                                         (256)             --
                                                               -------         -------
  Total Distributions                                           (2,606)           (624)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                     67,949          55,814
  Proceeds from Reinvestment of Dividends                        2,108             292
  Payment for Shares Redeemed                                  (26,755)        (11,306)
                                                               -------         -------
  Increase in Net Assets from Capital Share Transactions        43,302          44,800
                                                               -------         -------
TOTAL INCREASE IN NET ASSETS                                    44,724          44,819

NET ASSETS:
  Beginning of Period                                           44,819              --
                                                               -------         -------
  End of Period                                                $89,543         $44,819
                                                               =======         =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                           6,522           5,449
  Issued in Reinvestment of Dividends                              203              28
  Redeemed                                                      (2,565)         (1,100)
                                                                 -----           -----
  Net Increase in Shares of the Fund                             4,160           4,377
                                                                 =====           =====

28

                           See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Income Funds consist of Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.), Strong Short-Term Bond Fund, Inc., and Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.). The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940. The inception date for Strong Short-Term High Yield Bond Fund is June 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
   (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at April 30, 1998 were as follows:

                                                 AGGREGATE     AGGREGATE    PERCENT OF
                                                   COST       FAIR VALUE    NET ASSETS   LIQUID*
                                               ------------  ------------   ----------   -------
       Strong Corporate Bond Fund              $144,841,944  $144,660,341      20.9%       78.9%
       Strong Government Securities Fund         39,476,600    40,398,767       3.9%       75.1%
       Strong High-Yield Bond Fund              250,876,824   256,626,615      38.1%       96.0%
       Strong Short-Term Bond Fund              346,118,909   346,171,207      25.8%       83.7%
       Strong Short-Term High Yield Bond Fund     4,884,688     4,909,160       5.5%      100.0%

       *The above percentage is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Funds may write put or call options (none were written during this period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Government Securities Fund 0.60%, Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, and Strong Short-Term High Yield Bond Fund 0.625%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

-------------------------------------------------------------------------------

   Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the period ended April 30, 1998 is as follows:

                                                           OTHER SHAREHOLDER
                                            PAYABLE TO         SERVICING       UNAFFILIATED
                                            ADVISOR AT       EXPENSES PAID      DIRECTORS'
                                          APRIL 30, 1998       TO ADVISOR          FEES
                                          --------------   -----------------   ------------
   Strong Corporate Bond Fund                $47,009            $17,591           $2,971
   Strong Government Securities Fund          88,578              3,125            4,816
   Strong High-Yield Bond Fund                40,625              3,331            2,930
   Strong Short-Term Bond Fund                88,366             13,046            7,292
   Strong Short-Term High Yield Bond Fund      1,719                438              775

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the period ended April 30, 1998 were as follows:

                                                    PURCHASES                         SALES
                                          -----------------------------   -----------------------------
                                          U.S. GOVERNMENT                 U.S. GOVERNMENT
                                             AND AGENCY        OTHER        AND AGENCY         OTHER
                                          ---------------  ------------   ---------------  ------------
   Strong Corporate Bond Fund             $  492,431,034   $902,656,635   $  507,630,238   $702,127,637
   Strong Government Securities Fund       1,620,180,894    423,658,779    1,470,766,324    439,731,627
   Strong High-Yield Bond Fund                        --    848,224,742               --    703,050,556
   Strong Short-Term Bond Fund               159,243,253    859,474,940      164,176,565    884,936,583
   Strong Short-Term High Yield Bond Fund             --    115,812,398               --     80,187,222

5. INCOME TAX INFORMATION
   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers for federal income tax purposes were as follows:

                                                         AT APRIL 30, 1998                     AT OCTOBER 31, 1997
                                         ---------------------------------------------------------- -------------------
                                                                                           NET
                                          FEDERAL TAX     UNREALIZED    UNREALIZED    APPRECIATION/   NET CAPITAL LOSS
                                              COST       APPRECIATION  DEPRECIATION  (DEPRECIATION)      CARRYOVERS
                                         --------------  ------------  ------------  --------------   ----------------
   Strong Corporate Bond Fund            $  667,457,320   $12,309,941   $ 3,739,218   $ 8,570,723       $32,587,509
   Strong Government Securities Fund      1,017,388,926    12,878,946     5,558,414     7,320,532         1,556,973
   Strong High-Yield Bond Fund              629,045,312    22,563,073     1,383,744    21,179,329                --
   Strong Short-Term Bond Fund            1,314,161,972    25,492,935    10,088,795    15,404,140        81,223,078
   Strong Short-Term High Yield Bond Fund    84,766,845       830,077        55,505       774,572                --

   Capital loss carryovers expire in varying amounts through 2005. Capital loss carryovers of $25,407,487 for the Strong Corporate Bond Fund expire in 1998.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND
---------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA (a)
                  ---------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                             --------------------------------------  -------------------------------------
                                          Net Realized
                  Net Asset              and Unrealized    Total                 In Excess                  Net Asset
                    Value,       Net         Gains          from      From Net     of Net                     Value,
                  Beginning  Investment   (Losses) on    Investment  Investment  Investment      Total        End of
                  of Period    Income     Investments    Operations    Income      Income    Distributions    Period
April 30, 1998 (b)  $11.08      $0.36        $0.15          $0.51      ($0.36)         --       ($0.36)       $11.23
Oct. 31, 1997        10.64       0.74         0.44           1.18       (0.74)         --        (0.74)        11.08
Oct. 31, 1996        10.56       0.73         0.08           0.81       (0.73)         --        (0.73)        10.64
Oct. 31, 1995 (c)     9.36       0.63         1.22           1.85       (0.63)     ($0.02)       (0.65)        10.56
Dec. 31, 1994        10.24       0.73        (0.87)         (0.14)      (0.73)      (0.01)       (0.74)         9.36
Dec. 31, 1993         9.40       0.70         0.84           1.54       (0.70)         --        (0.70)        10.24
Dec. 31, 1992         9.37       0.82         0.03           0.85       (0.82)         --        (0.82)         9.40

                                RATIOS AND SUPPLEMENTAL DATA
                    -------------------------------------------------------
                                Net                 Ratio of Net
                              Assets,    Ratio of    Investment
                              End of     Expenses      Income     Portfolio
                     Total  Period (In  to Average   to Average    Turnover
                    Return   Millions)  Net Assets   Net Assets      Rate
April 30, 1998 (b)   +4.7%     $692        0.9%*        6.5%*       204.1%
Oct. 31, 1997       +11.5%      492        1.0%         6.8%        542.4%
Oct. 31, 1996        +8.0%      298        1.0%         7.0%        672.8%
Oct. 31, 1995 (c)   +20.3%      218        1.0%*        7.5%*       621.4%
Dec. 31, 1994        -1.3%      123        1.1%         7.6%        603.0%
Dec. 31, 1993       +16.8%      123        1.1%         7.0%        665.8%
Dec. 31, 1992        +9.4%      103        1.3%         8.7%        557.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

STRONG GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA (a)
                  -----------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                             ------------------------------------  --------------------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized   Total                 In Excess            In Excess              Net Asset
                   Value,       Net         Gains        from      From Net     of Net    From Net   of Net                 Value,
                 Beginning  Investment   (Losses) on  Investment  Investment  Investment  Realized  Realized     Total      End of
                 of Period    Income     Investments  Operations    Income      Income      Gains    Gains   Distributions  Period
April 30, 1998 (b) $10.70      $0.31        $0.06       $0.37       ($0.31)         --         --       --      ($0.31)     $10.76
Oct. 31, 1997       10.44       0.65         0.26        0.91        (0.65)         --         --       --       (0.65)      10.70
Oct. 31, 1996       10.60       0.63        (0.16)       0.47        (0.63)         --         --       --       (0.63)      10.44
Oct. 31, 1995 (c)    9.63       0.54         0.99        1.53        (0.54)     ($0.02)        --       --       (0.56)      10.60
Dec. 31, 1994       10.61       0.62        (0.98)      (0.36)       (0.62)         --         --       --       (0.62)       9.63
Dec. 31, 1993       10.39       0.66         0.63        1.29        (0.66)         --     ($0.32)  ($0.09)      (1.07)      10.61
Dec. 31, 1992       10.77       0.80         0.11        0.91        (0.80)         --      (0.49)      --       (1.29)      10.39

                                       RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------
                                Net                 Ratio of Expenses  Ratio of Net
                              Assets,     Ratio of    to Average Net    Investment
                              End of      Expenses    Assets Without      Income     Portfolio
                    Total   Period (In   to Average    Waivers and      to Average    Turnover
                    Return   Millions)   Net Assets    Absorptions      Net Assets      Rate
April 30, 1998 (b)   +3.5%    $1,035       0.8%*          0.8%*            5.7%*       212.1%
Oct. 31, 1997        +9.1%       843       0.8%           0.8%             6.2%        474.9%
Oct. 31, 1996        +4.6%       638       0.9%           0.9%             6.0%        457.6%
Oct. 31, 1995 (c)   +16.2%       456       0.9%*          0.9%*            6.2%*       409.2%
Dec. 31, 1994        -3.4%       277       0.9%           0.9%             6.2%        479.0%
Dec. 31, 1993       +12.7%       222       0.8%           1.0%             6.0%        520.9%
Dec. 31, 1992        +9.2%        82       0.7%           1.2%             7.7%        628.8%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
 (c) In 1995, the Fund changed its fiscal year end from December to October.  Total return and portfolio turnover rate are not annualized.

STRONG HIGH-YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA (a)
                  -------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                             --------------------------------------  -----------------------------------
                  Net Asset               Net Realized      Total                                         Net Asset
                    Value,       Net     and Unrealized     from      From Net   From Net                   Value,
                  Beginning  Investment     Gains on     Investment  Investment  Realized      Total        End of
                  of Period    Income     Investments    Operations    Income      Gains   Distributions    Period
April 30, 1998 (b)  $11.94      $0.51        $0.46          $0.97      ($0.50)    ($0.32)     ($0.82)       $12.09
Oct. 31, 1997        11.26       1.05         0.81           1.86       (1.05)     (0.13)      (1.18)        11.94
Oct. 31, 1996 (c)    10.00       0.84         1.26           2.10       (0.84)        --       (0.84)        11.26

                                       RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------
                                Net                 Ratio of Expenses  Ratio of Net
                              Assets,     Ratio of    to Average Net    Investment
                              End of      Expenses    Assets Without      Income     Portfolio
                    Total   Period (In   to Average    Waivers and      to Average    Turnover
                    Return   Millions)   Net Assets    Absorptions      Net Assets      Rate
April 30, 1998 (b)   +8.4%    $674         0.8%*          0.8%*            8.4%*       121.5%
Oct. 31, 1997       +17.3%     510         0.6%           0.8%             8.9%        409.3%
Oct. 31, 1996 (c)   +21.7%     217         0.0%*          1.0%*            9.6%*       390.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is December 28, 1995.  Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA (a)
                 ----------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            ------------------------------------  ----------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized   Total                 In Excess     From                  Net Asset
                   Value,      Net         Gains         from      From Net    of Net        Net                   Value,
                 Beginning  Investment  (Losses) on   Investment  Investment  Investment  Realized     Total       End of
                 of Period    Income    Investments   Operations    Income      Income      Gains  Distributions   Period
April 30, 1998 (b)  $ 9.78     $0.33         --         $0.33       ($0.33)        --          --     ($0.33)      $ 9.78
Oct. 31, 1997         9.75      0.69       0.03          0.72        (0.69)        --          --      (0.69)        9.78
Oct. 31, 1996         9.77      0.69      (0.02)         0.67        (0.69)        --          --      (0.69)        9.75
Oct. 31, 1995 (c)     9.42      0.56       0.35          0.91        (0.56)        --          --      (0.56)        9.77
Dec. 31, 1994        10.23      0.64      (0.80)        (0.16)       (0.65)        --          --      (0.65)        9.42
Dec. 31, 1993         9.99      0.66       0.25          0.91        (0.66)    ($0.01)         --      (0.67)       10.23
Dec. 31, 1992        10.12      0.76      (0.11)         0.65        (0.76)        --      ($0.02)(d)  (0.78)        9.99

                                       RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------
                                Net                 Ratio of Expenses  Ratio of Net
                              Assets,     Ratio of    to Average Net    Investment
                              End of      Expenses    Assets Without      Income     Portfolio
                    Total   Period (In   to Average    Waivers and      to Average    Turnover
                    Return   Millions)   Net Assets    Absorptions      Net Assets      Rate
April 30, 1998 (b)  +3.4%     $1,343       0.8%*          0.8%*            6.7%*        78.8%
Oct. 31, 1997       +7.6%      1,310       0.9%           0.9%             7.0%        193.8%
Oct. 31, 1996       +7.1%      1,148       0.9%           0.9%             7.1%        191.5%
Oct. 31, 1995 (c)   +9.9%      1,083       0.9%*          0.9%*            7.0%*       317.1%
Dec. 31, 1994       -1.6%      1,041       0.9%           0.9%             6.5%        249.7%
Dec. 31, 1993       +9.3%      1,532       0.8%           0.9%             6.3%        444.9%
Dec. 31, 1992       +6.7%        757       0.6%           0.9%             7.3%        353.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(d) Ordinary income distribution for tax purposes.

STRONG SHORT-TERM HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA (a)
                  -------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                             --------------------------------------  -----------------------------------
                  Net Asset               Net Realized      Total                                         Net Asset
                    Value,       Net     and Unrealized     from      From Net   From Net                   Value,
                  Beginning  Investment     Gains on     Investment  Investment  Realized      Total        End of
                  of Period    Income     Investments    Operations    Income      Gains   Distributions    Period
April 30, 1998 (b)  $10.24      $0.36        $0.30          $0.66      ($0.36)    ($0.05)     ($0.41)       $10.49
Oct. 31, 1997 (c)    10.00       0.25         0.24           0.49       (0.25)        --       (0.25)        10.24

                                       RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------
                                Net                 Ratio of Expenses  Ratio of Net
                              Assets,     Ratio of    to Average Net    Investment
                              End of      Expenses    Assets Without      Income     Portfolio
                    Total   Period (In   to Average    Waivers and      to Average    Turnover
                    Return   Millions)   Net Assets    Absorptions      Net Assets      Rate
April 30, 1998 (b)  +6.5%       $90         0.9%*         0.9%*            6.9%*       124.8%
Oct. 31, 1997 (c)   +4.9%        45         1.0%*         1.0%*            7.7%*        96.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is June 30, 1997.  Total return and portfolio turnover rate are not annualized.

                                                                                                                    33

NOTES
-------------------------------------------------------------------------------

NOTES
-------------------------------------------------------------------------------

NOTES
-------------------------------------------------------------------------------

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

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                                www.strong-funds.com




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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 7767E98            98SINC